UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 877-355-1820

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

TABLE OF CONTENTS

Global Atlantic American Funds® Managed Risk Portfolio Class II

Global Atlantic Balanced Managed Risk Portfolio Class II

Global Atlantic BlackRock Selects Managed Risk Portfolio Class II

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio Class II

Global Atlantic Growth Managed Risk Portfolio Class II

Global Atlantic Moderate Growth Managed Risk Portfolio Class II

Global Atlantic Select Advisor Managed Risk Portfolio Class II

Global Atlantic Wellington Research Managed Risk Portfolio Class II

Global Atlantic American Funds® Managed Risk Portfolio

Class II

Annual Shareholder Report  |  December 31, 2024

This annual shareholder report contains important information about Global Atlantic American Funds® Managed Risk Portfolio (the "Fund" or "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/. You can also request this information by contacting us at 1(877) 355-1820.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a % of a $10,000 investment
Class II	$92	0.87%

Management’s Discussion of Fund Performance

The capital appreciation and income component is sub-advised by Wilshire Advisors LLC (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2024, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative.  The Portfolio posted a return of 11.05% compared to a benchmark return of 10.72%, a difference of 33 basis points.  The following discussion of relative performance pertains to this benchmark.

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Top contributors to performance

  American Funds Insurance Series® - Washington Mutual Investors Fund was the top contributor to performance due to its security selection within the information technology sector.

  American Funds Insurance Series® - The Bond Fund of America contributed to performance as a result of its sector allocation and security selection in corporate credit.

  American Funds Insurance Series® - U.S. Government Securities Fund also contributed positively due to its duration positioning and sector allocation.

Top detractors from performance

  American Funds Insurance Series® - Capital World Growth & Income Fund detracted from returns due to its security selection within the financials and materials sectors and an underweight allocation to the information technology sector.

  American Funds Insurance Series® Growth Fund detracted from performance due to its security selection within the energy and consumer staples sectors and an underweight allocation to the information technology sector.

  American Funds Insurance Series® - Global Small Capitalization Fund also detracted from returns due to its security selection within the consumer discretionary and health care sectors.

  The Milliman Managed Risk Strategy (“MMRS”) was a detractor from performance in 2024, primarily during the third quarter when interest rate volatility spiked following the Bank of Japan’s first interest rate increase in many years, together with on-going concerns regarding inflation, U.S. interest rates, economic growth, geopolitical conflicts, and the then approaching U.S. election.

Fund Performance

Growth of an Assumed $10,000 Investment

$30,000
$20,000
$10,000
$0
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Global Atlantic American Funds® Managed Risk Portfolio ($17,096)
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative ($16,868)
MSCI World Index ($25,812)

	Global Atlantic American Funds® Managed Risk Portfolio ($17,096)	S&P Global Managed Risk LargeMidCap Index - Moderate Conservative ($16,868)	MSCI World Index ($25,812)
12/31/14	$10,000	$10,000	$10,000
12/31/15	$9,816	$9,808	$9,913
12/31/16	$10,377	$10,152	$10,657
12/31/17	$11,846	$11,751	$13,045
12/31/18	$11,283	$11,127	$11,908
12/31/19	$13,170	$13,146	$15,203
12/31/20	$14,551	$14,081	$17,621
12/31/21	$16,169	$15,543	$21,465
12/31/22	$13,592	$13,310	$17,571
12/31/23	$15,395	$15,234	$21,751
12/31/24	$17,096	$16,868	$25,812
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class II	11.05%	5.36%	5.51%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative	10.72%	5.11%	5.37%
MSCI World Index	18.67%	11.17%	9.95%

Effective as of May 1, 2024, the MSCI World Index replaced the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative as the Portfolio’s broad-based securities market index. The MSCI World Index was selected in connection with certain regulatory requirements to provide a broad measure of market performance.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Portfolio's investment adviser, Global Atlantic Investment Advisors, LLC (the "Adviser"). Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Fund net assets	$148,184,471
Total advisory fees paid	$789,442
Total number of portfolio holdings	11
Period portfolio turnover rate	11%

ASSET CLASS ALLOCATION

The table below shows the investment makeup of the Fund.

Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	51.0%
Variable Insurance Trusts - Debt Funds	35.9%
Mutual Funds	8.4%
Short-Term Investments	4.7%
Other Assets Less Liabilities - Net	(0.0)%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Represents less than 0.05%.

Material changes to the Fund during the period

Effective May 1, 2024, Unrated Debt Securities Risk was added as a principal risk of the Fund.

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's current prospectus dated May 1, 2024, as may be amended, supplemented or restated, and the Fund’s next prospectus, which we expect to be available by May 1, 2025 at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/ or upon request by calling 1(877) 355-1820.

Availability of Additional Information

You can find additional information about the Fund, including its prospectus, financial information, Fund holdings and proxy voting information, at the website address or contact number included at the beginning of this shareholder report.

Global Atlantic Balanced Managed Risk Portfolio

Class II

Annual Shareholder Report  |  December 31, 2024

This annual shareholder report contains important information about Global Atlantic Balanced Managed Risk Portfolio (the "Fund" or "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/. You can also request this information by contacting us at 1(877) 355-1820.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a % of a $10,000 investment
Class II	$96	0.92%

Management’s Discussion of Fund Performance

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2024, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index –Conservative.  The Portfolio posted a return of 8.46% compared to a benchmark return of 9.18%, a difference of -72 basis points.  The following discussion of relative performance pertains to this benchmark unless otherwise noted.

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Top contributors to performance

  An overweight position in equities relative to fixed income, and a regional overweight to the U.S. within equities, were significant contributors to performance in 2024.

  Within equities, an overweight position in technology and growth stocks contributed to performance given their strong earnings momentum throughout the year.

  Within fixed income, an overweight position in short duration bonds contributed to performance, as did an overweight position in investment grade credit and emerging markets (“EM”) debt.

Top detractors from performance

  Exposure to momentum and quality stocks underperformed, detracting from performance.

  Within equities, the broadening of the market rally away from technology giants (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla) (the “Magnificent 7”) throughout the year quickly reversed as volatility from the U.S. presidential election led to underperformance in small-cap, mid-cap, and value equities going into year-end, detracting from overall performance.

  Within fixed income, an overweight position in long duration government bonds underperformed as yields continued to rise going into year end.

  The Milliman Managed Risk Strategy (“MMRS”) was a detractor from performance in 2024, primarily during the third quarter when interest rate volatility spiked following the Bank of Japan’s first interest rate increase in many years, together with on-going concerns regarding inflation, U.S. interest rates, economic growth, geopolitical conflicts, and the then approaching U.S. election.

Fund Performance

Growth of an Assumed $10,000 Investment

$30,000
$20,000
$10,000
$0
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Global Atlantic Balanced Managed Risk Portfolio ($14,945)
S&P Global Managed Risk LargeMidCap Index - Conservative ($15,921)
MSCI World Index ($25,812)

	Global Atlantic Balanced Managed Risk Portfolio ($14,945)	S&P Global Managed Risk LargeMidCap Index - Conservative ($15,921)	MSCI World Index ($25,812)
12/31/14	$10,000	$10,000	$10,000
12/31/15	$9,890	$9,875	$9,913
12/31/16	$10,241	$10,252	$10,657
12/31/17	$11,449	$11,646	$13,045
12/31/18	$10,801	$11,130	$11,908
12/31/19	$12,350	$12,972	$15,203
12/31/20	$13,434	$13,870	$17,621
12/31/21	$14,642	$15,029	$21,465
12/31/22	$12,436	$12,963	$17,571
12/31/23	$13,780	$14,583	$21,751
12/31/24	$14,945	$15,921	$25,812
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class II	8.46%	3.89%	4.10%
S&P Global Managed Risk LargeMidCap Index - Conservative	9.18%	4.18%	4.76%
MSCI World Index	18.67%	11.17%	9.95%

Effective as of May 1, 2024, the MSCI World Index replaced the S&P Global Managed Risk LargeMidCap Index – Conservative as the Portfolio’s broad-based securities market index. The MSCI World Index was selected in connection with certain regulatory requirements to provide a broad measure of market performance.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Portfolio's investment adviser, Global Atlantic Investment Advisors, LLC (the "Adviser"). Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. From October 1, 2016 to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to the Capital Appreciation and Income Component of the Portfolio. In addition, effective May 1, 2021 the sub-adviser to the Capital Appreciation and Income Component of the Portfolio changed from BlackRock Financial Management, Inc. to BlackRock Investment Management, LLC. No changes were made to the Portfolio’s principal investment strategies or to the portfolio management team as a result of the change in sub-adviser.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Fund net assets	$72,277,033
Total advisory fees paid	$437,644
Total number of portfolio holdings	26
Period portfolio turnover rate	39%

ASSET CLASS ALLOCATION

The table below shows the investment makeup of the Fund.

Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	49.0%
Exchange Traded Funds - Debt Funds	46.6%
Short-Term Investments	4.4%
Other Assets Less Liabilities - Net	(0.0)%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Represents less than 0.05%.

Material changes to the Fund during the period

Effective May 1, 2024, Corporate Loans Risk, Distressed Securities Risk and Mortgage- and Asset-Backed Securities Risk were added as principal risks of the Fund.

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's current prospectus dated May 1, 2024, as may be amended, supplemented or restated, and the Fund’s next prospectus, which we expect to be available by May 1, 2025 at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/ or upon request by calling 1(877) 355-1820.

Availability of Additional Information

You can find additional information about the Fund, including its prospectus, financial information, Fund holdings and proxy voting information, at the website address or contact number included at the beginning of this shareholder report.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Class II

Annual Shareholder Report  |  December 31, 2024

This annual shareholder report contains important information about Global Atlantic BlackRock Selects Managed Risk Portfolio (the "Fund" or "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/. You can also request this information by contacting us at 1(877) 355-1820.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a % of a $10,000 investment
Class II	$97	0.92%

Management’s Discussion of Fund Performance

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2024, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative.  The Portfolio posted a return of 10.28% compared to a benchmark return of 10.72%, a difference of -44 basis points.  The following discussion of relative performance pertains to this benchmark.

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Top contributors to performance

  Overall, high-level asset allocation decisions contributed to performance. With global equities, as represented by the MSCI World Index, returning almost 19%, an overweight to equities helped, while an underweight to fixed income, notably long-dated government bonds, was also additive.

  An overweight to and security selection within the information technology sector contributed to performance. Growth stocks outperformed value stocks for the year as low-debt, large-cap technology stocks were less sensitive to interest rates versus value stocks.

  Security selection within the healthcare sector contributed to performance, as the Portfolio put an emphasis on companies associated with medical devices due to long-term tailwinds from aging demographics and the desire for many to maintain a high quality of life.

  Exposure to credit, notably high yield bonds, contributed to performance. U.S. high yield bonds, as represented by the ICE BofA U.S. High Yield Index, returned 8.2% for the year, while U.S. Investment grade bonds, as represented by the ICE BofA U.S. Corporate Index, returned 2.8%.

Top detractors from performance

  Exposure to cash and cash equivalents was the largest detractor for the year, as one of the underlying holdings, the BlackRock Global Allocation VI Fund, continues to hold cash to help manage the fund’s overall risk profile in an environment where traditional hedges, such as long-dated treasuries, remain less effective.

  Rate Derivatives within the BlackRock Global Allocation VI Fund to manage yield curve positioning, notably exposure to European and U.S. rates, detracted from performance.

  Security selection within the consumer discretionary sector weighed on returns, including select luxury goods amidst weaker consumption in Europe and China.

  An overweight to the euro, largely at the expense of the dollar, detracted from performance given the weaker growth environment and likelihood for the European Central Bank to maintain a more aggressive monetary easing policy relative to the U.S. Federal Reserve (the “Fed”). Historically, declining interest rates served as a headwind for the euro. U.S. economic strength led the U.S. dollar to its strongest year since 2021.

  The Milliman Managed Risk Strategy (“MMRS”) was a detractor from performance in 2024, primarily during the third quarter when interest rate volatility spiked following the Bank of Japan’s first interest rate increase in many years, together with on-going concerns regarding inflation, U.S. interest rates, economic growth, geopolitical conflicts, and the then approaching U.S. election.

Fund Performance

Growth of an Assumed $10,000 Investment

$25,000
$20,000
$15,000
$10,000
$5,000
$0
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Global Atlantic BlackRock Selects Managed Risk Portfolio ($14,671)
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative ($16,868)
MSCI ACWI Index ($24,183)

	Global Atlantic BlackRock Selects Managed Risk Portfolio ($14,671)	S&P Global Managed Risk LargeMidCap Index - Moderate Conservative ($16,868)	MSCI ACWI Index ($24,183)
12/31/14	$10,000	$10,000	$10,000
12/31/15	$9,656	$9,808	$9,764
12/31/16	$9,658	$10,152	$10,531
12/31/17	$10,869	$11,751	$13,056
12/31/18	$10,023	$11,127	$11,827
12/31/19	$11,549	$13,146	$14,973
12/31/20	$12,798	$14,081	$17,406
12/31/21	$14,130	$15,543	$20,633
12/31/22	$11,944	$13,310	$16,844
12/31/23	$13,304	$15,234	$20,584
12/31/24	$14,671	$16,868	$24,183
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class II	10.28%	4.90%	3.91%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative	10.72%	5.11%	5.37%
MSCI ACWI Index	17.49%	10.06%	9.23%

Effective as of May 1, 2024, the MSCI All Country World Index (“MSCI ACWI Index”) (Net Total Return, USD) replaced the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative as the Portfolio’s broad-based securities market index. The MSCI ACWI Index (Net Total Return, USD) was selected in connection with certain regulatory requirements to provide a broad measure of market performance.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Portfolio's investment adviser, Global Atlantic Investment Advisors, LLC (the "Adviser"). Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to May 1, 2019, the Capital Appreciation and Income Component of the Portfolio was managed pursuant to a different investment strategy by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser and the prior investment strategy.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Fund net assets	$148,037,212
Total advisory fees paid	$876,758
Total number of portfolio holdings	22
Period portfolio turnover rate	79%

ASSET CLASS ALLOCATION

The table below shows the investment makeup of the Fund.

Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	44.9%
Exchange Traded Funds - Debt Funds	28.5%
Variable Insurance Trusts - Asset Allocation Fund	20.7%
Short-Term Investments	6.0%
Other Assets Less Liabilities - Net	(0.1)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, including its prospectus, financial information, Fund holdings and proxy voting information, at the website address or contact number included at the beginning of this shareholder report.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Class II

Annual Shareholder Report  |  December 31, 2024

This annual shareholder report contains important information about Global Atlantic Franklin Dividend and Income Managed Risk Portfolio (the "Fund" or "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/. You can also request this information by contacting us at 1(877) 355-1820.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a % of a $10,000 investment
Class II	$123	1.19%

Management’s Discussion of Fund Performance

The capital appreciation and income component is managed by Franklin Advisers, Inc. (“Franklin Advisers”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2024, the Portfolio underperformed its reference benchmark, the S&P 500 Managed Risk Index – Moderate. The Portfolio posted a return of 6.92% compared to a benchmark return of 16.41%, a difference of -949 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

4259275

Top contributors to performance

  A lack of exposure to the real estate sector and an underweight to the energy sector contributed to relative performance.

  Shares of retail giant Walmart (WMT) advanced sharply, climbing to all-time highs during the period as the company’s wide offering and strong value proposition appealed to consumers impacted by inflation, higher interest rates and economic uncertainty.

  Semiconductor and software giant Broadcom’s share price more than doubled during 2024, amid robust earnings reports featuring surging artificial intelligence (“AI”) revenues. Statements from Broadcom’s CEO surrounding robust AI growth over the next three years helped the stock rally late in the period.

  Exposure to corporate credit sectors, including investment-grade, high-yield, and senior-secured floating rate bank loans, as well as collateralized loan obligations, contributed to performance.

  Yield curve positioning also benefited returns during 2024, primarily from exposure to the 10- and 30-year segments of the curve as yields increased.

Top detractors from performance

  Stock selection was the key driver of underperformance, with sector allocation also detracting from returns.

  The Portfolio’s lack of exposure to several heavily weighted, growth- and technology-oriented index constituents weighed substantially on relative returns, especially within the information technology and consumer discretionary sectors, which were the Portfolio’s largest sector detractors. Most of those constituents do not meet the Portfolio’s dividend criteria for investment, and the impact of the group was quite substantial.

  Among holdings, an overweight to diversified software company, Roper Technologies (ROP), detracted from performance as weak demand and delayed contract renewals from key customers and industries weighed on the stock.

  Shares of athletic footwear and apparel maker Nike declined sharply during the year amid weakening demand and intensifying competition, causing the company to cut its outlook, announce a comprehensive restructuring, and name a new CEO.

  Security selection in mortgage-backed securities (“MBS”) detracted from performance during the year.

  The Milliman Managed Risk Strategy (“MMRS”) was a detractor from performance in 2024, primarily during the third quarter when interest rate volatility spiked following the Bank of Japan’s first interest rate increase in many years, together with on-going concerns regarding inflation, U.S. interest rates, economic growth, geopolitical conflicts, and the then approaching U.S. election.

Fund Performance

Growth of an Assumed $10,000 Investment

$40,000
$30,000
$20,000
$10,000
$0
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio ($16,938)
S&P 500 Managed Risk Index - Moderate ($21,347)
S&P 500® Index ($34,254)

	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio ($16,938)	S&P 500 Managed Risk Index - Moderate ($21,347)	S&P 500® Index ($34,254)
12/31/14	$10,000	$10,000	$10,000
12/31/15	$9,327	$9,885	$10,138
12/31/16	$10,212	$10,604	$11,351
12/31/17	$11,770	$12,303	$13,829
12/31/18	$11,085	$12,041	$13,223
12/31/19	$13,346	$14,370	$17,386
12/31/20	$14,347	$15,352	$20,585
12/31/21	$16,767	$18,072	$26,494
12/31/22	$14,700	$15,698	$21,696
12/31/23	$15,841	$18,337	$27,399
12/31/24	$16,938	$21,347	$34,254
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class II	6.92%	4.88%	5.41%
S&P 500 Managed Risk Index - Moderate	16.41%	8.24%	7.88%
S&P 500® Index	25.02%	14.53%	13.10%

Effective as of May 1, 2024, the S&P 500® Index replaced the S&P 500 Managed Risk Index – Moderate as the Portfolio’s broad-based securities market index. The S&P 500® Index was selected in connection with certain regulatory requirements to provide a broad measure of market performance.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Portfolio's investment adviser, Global Atlantic Investment Advisors, LLC (the "Adviser"). Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to July 5, 2017, the fixed-income sleeve of the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The sub-adviser to the equity sleeve of the Capital Appreciation and Income Component of the Portfolio changed effective March 1, 2018 due to an organizational restructuring whereby all of the investment personnel responsible for the management of the equity sleeve transitioned from Franklin Advisory Services, LLC to Franklin Advisers.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Fund net assets	$175,313,006
Total advisory fees paid	$1,555,753
Total number of portfolio holdings	293
Period portfolio turnover rate	28%

ASSET CLASS ALLOCATION

The table below shows the investment makeup of the Fund.

Asset Class	% of Net Assets
Common Stocks	70.8%
Corporate Bonds and Notes	9.6%
Agency Mortgage Backed Securities	8.7%
Short-Term Investments	5.7%
U.S. Treasury Securities and Agency Bonds	3.9%
Asset Backed and Commercial Backed Securities	3.4%
Other Investments	1.3%
Other Assets Less Liabilities - Net	(3.4)%
Total	100.0%

Material changes to the Fund during the period

Effective May 1, 2024, Unrated Debt Securities Risk was added as a principal risk of the Fund.

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's current prospectus dated May 1, 2024, as may be amended, supplemented or restated, and the Fund’s next prospectus, which we expect to be available by May 1, 2025 at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/ or upon request by calling 1(877) 355-1820.

Availability of Additional Information

You can find additional information about the Fund, including its prospectus, financial information, Fund holdings and proxy voting information, at the website address or contact number included at the beginning of this shareholder report.

Global Atlantic Growth Managed Risk Portfolio

Class II

Annual Shareholder Report  |  December 31, 2024

This annual shareholder report contains important information about Global Atlantic Growth Managed Risk Portfolio (the "Fund" or "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/. You can also request this information by contacting us at 1(877) 355-1820.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a % of a $10,000 investment
Class II	$94	0.88%

Management’s Discussion of Fund Performance

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2024, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive. The Portfolio posted a return of 12.56% compared to a benchmark return of 13.65%, a difference of -109 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

4259279

Top contributors to performance

  An overweight position in equities relative to fixed income, and a regional overweight to the U.S. within equities, were significant contributors to performance in 2024.

  Within equities, an overweight position in technology and growth stocks contributed to performance given their strong earnings momentum throughout the year.

  Within fixed income, an overweight position in short duration bonds contributed to performance, as did an overweight position in investment grade credit and emerging markets (“EM”) debt.

Top detractors from performance

  Exposure to momentum and quality stocks underperformed, thus detracting from performance.

  Within equities, the broadening of the market rally away from technology giants (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla) (the “Magnificent 7”) throughout the year quickly reversed as volatility from the U.S. presidential election led to underperformance in small-cap, mid-cap, and value equities going into year-end, detracting from overall performance.

  Within fixed income, an overweight position in long duration government bonds underperformed as yields continued to rise going into year end.

  The Milliman Managed Risk Strategy (“MMRS”) was a detractor from performance in 2024, primarily during the third quarter when interest rate volatility spiked following the Bank of Japan’s first interest rate increase in many years, together with on-going concerns regarding inflation, U.S. interest rates, economic growth, geopolitical conflicts, and the then approaching U.S. election.

Fund Performance

Growth of an Assumed $10,000 Investment

$40,000
$30,000
$20,000
$10,000
$0
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Global Atlantic Growth Managed Risk Portfolio ($16,612)
S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive ($18,737)
S&P 500® Index ($34,254)

	Global Atlantic Growth Managed Risk Portfolio ($16,612)	S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive ($18,737)	S&P 500® Index ($34,254)
12/31/14	$10,000	$10,000	$10,000
12/31/15	$9,477	$9,667	$10,138
12/31/16	$9,688	$9,946	$11,351
12/31/17	$11,393	$11,954	$13,829
12/31/18	$10,559	$11,112	$13,223
12/31/19	$12,365	$13,479	$17,386
12/31/20	$13,230	$14,441	$20,585
12/31/21	$15,174	$16,534	$26,494
12/31/22	$12,965	$13,984	$21,696
12/31/23	$14,759	$16,486	$27,399
12/31/24	$16,612	$18,737	$34,254
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class II	12.56%	6.08%	5.21%
S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive	13.65%	6.81%	6.48%
S&P 500® Index	25.02%	14.53%	13.10%

Effective as of May 1, 2024, the S&P 500® Index replaced the S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive as the Portfolio’s broad-based securities market index. The S&P 500® Index was selected in connection with certain regulatory requirements to provide a broad measure of market performance.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Portfolio's investment adviser, Global Atlantic Investment Advisors, LLC (the "Adviser"). Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. From October 1, 2016 to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to the Capital Appreciation and Income Component of the Portfolio. In addition, effective May 1, 2021 the sub-adviser to the Capital Appreciation and Income Component of the Portfolio changed from BlackRock Financial Management, Inc. to BlackRock Investment Management, LLC. No changes were made to the Portfolio’s principal investment strategies or to the portfolio management team as a result of the change in sub-adviser.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Fund net assets	$272,902,146
Total advisory fees paid	$1,517,028
Total number of portfolio holdings	26
Period portfolio turnover rate	34%

ASSET CLASS ALLOCATION

The table below shows the investment makeup of the Fund.

Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	80.9%
Exchange Traded Funds - Debt Funds	15.1%
Short-Term Investments	3.9%
Other Assets Less Liabilities - Net	0.1%
Total	100.0%

Material changes to the Fund during the period

Effective May 1, 2024, Corporate Loans Risk, Distressed Securities Risk and Mortgage- and Asset-Backed Securities Risk were added as principal risks of the Fund.

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's current prospectus dated May 1, 2024, as may be amended, supplemented or restated, and the Fund’s next prospectus, which we expect to be available by May 1, 2025 at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/ or upon request by calling 1(877) 355-1820.

Availability of Additional Information

You can find additional information about the Fund, including its prospectus, financial information, Fund holdings and proxy voting information, at the website address or contact number included at the beginning of this shareholder report.

Global Atlantic Moderate Growth Managed Risk Portfolio

Class II

Annual Shareholder Report  |  December 31, 2024

This annual shareholder report contains important information about Global Atlantic Moderate Growth Managed Risk Portfolio (the "Fund" or "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/. You can also request this information by contacting us at 1(877) 355-1820.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a % of a $10,000 investment
Class II	$97	0.92%

Management’s Discussion of Fund Performance

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2024, the Portfolio modestly underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative.  The Portfolio posted a return of 10.50% compared to a benchmark return of 10.72%, a difference of -22 basis points.  The following discussion of relative performance pertains to this benchmark unless otherwise noted.

4259287

Top contributors to performance

  An overweight position in equities relative to fixed income, and a regional overweight to the U.S. within equities, were significant contributors to performance in 2024.

  Within equities, an overweight position in technology and growth stocks contributed to performance given their strong earnings momentum throughout the year.

  Within fixed income, an overweight position in short duration bonds contributed to performance, as did an overweight position in investment grade credit and emerging markets (“EM”) debt.

Top detractors from performance

  Exposure to momentum and quality stocks underperformed, thus detracting from performance.

  Within equities, the broadening of the market rally away from technology giants (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla) (the “Magnificent 7”) throughout the year quickly reversed as volatility from the U.S. presidential election led to underperformance in small-cap, mid-cap, and value equities going into year-end, detracting from overall performance.

  Within fixed income, an overweight position in long duration government bonds underperformed as yields continued to rise going into year end.

  The Milliman Managed Risk Strategy (“MMRS”) was a detractor from performance in 2024, primarily during the third quarter when interest rate volatility spiked following the Bank of Japan’s first interest rate increase in many years, together with on-going concerns regarding inflation, U.S. interest rates, economic growth, geopolitical conflicts, and the then approaching U.S. election.

Fund Performance

Growth of an Assumed $10,000 Investment

$30,000
$20,000
$10,000
$0
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Global Atlantic Moderate Growth Managed Risk Portfolio ($16,051)
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative ($16,868)
MSCI World Index ($25,812)

	Global Atlantic Moderate Growth Managed Risk Portfolio ($16,051)	S&P Global Managed Risk LargeMidCap Index - Moderate Conservative ($16,868)	MSCI World Index ($25,812)
12/31/14	$10,000	$10,000	$10,000
12/31/15	$9,743	$9,808	$9,913
12/31/16	$10,137	$10,152	$10,657
12/31/17	$11,604	$11,751	$13,045
12/31/18	$10,850	$11,127	$11,908
12/31/19	$12,579	$13,146	$15,203
12/31/20	$13,596	$14,081	$17,621
12/31/21	$15,215	$15,543	$21,465
12/31/22	$12,875	$13,310	$17,571
12/31/23	$14,526	$15,234	$21,751
12/31/24	$16,051	$16,868	$25,812
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class II	10.50%	5.00%	4.85%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative	10.72%	5.11%	5.37%
MSCI World Index	18.67%	11.17%	9.95%

Effective as of May 1, 2024, the MSCI World Index replaced the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative as the Portfolio’s broad-based securities market index. The MSCI World Index was selected in connection with certain regulatory requirements to provide a broad measure of market performance.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Portfolio's investment adviser, Global Atlantic Investment Advisors, LLC (the "Adviser"). Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. From October 1, 2016 to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to the Capital Appreciation and Income Component of the Portfolio. In addition, effective May 1, 2021 the sub-adviser to the Capital Appreciation and Income Component of the Portfolio changed from BlackRock Financial Management, Inc. to BlackRock Investment Management, LLC. No changes were made to the Portfolio’s principal investment strategies or to the portfolio management team as a result of the change in sub-adviser.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Fund net assets	$90,818,979
Total advisory fees paid	$525,544
Total number of portfolio holdings	27
Period portfolio turnover rate	35%

ASSET CLASS ALLOCATION

The table below shows the investment makeup of the Fund.

Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	63.2%
Exchange Traded Funds - Debt Funds	31.9%
Short-Term Investments	5.0%
Other Assets Less Liabilities - Net	(0.1)%
Total	100.0%

Material changes to the Fund during the period

Effective May 1, 2024, Corporate Loans Risk, Distressed Securities Risk and Mortgage- and Asset-Backed Securities Risk were added as principal risks of the Fund.

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's current prospectus dated May 1, 2024, as may be amended, supplemented or restated, and the Fund’s next prospectus, which we expect to be available by May 1, 2025 at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/ or upon request by calling 1(877) 355-1820.

Availability of Additional Information

You can find additional information about the Fund, including its prospectus, financial information, Fund holdings and proxy voting information, at the website address or contact number included at the beginning of this shareholder report.

Global Atlantic Select Advisor Managed Risk Portfolio

Class II

Annual Shareholder Report  |  December 31, 2024

This annual shareholder report contains important information about Global Atlantic Select Advisor Managed Risk Portfolio (the "Fund" or "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/. You can also request this information by contacting us at 1(877) 355-1820.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a % of a $10,000 investment
Class II	$68	0.64%

Management’s Discussion of Fund Performance

The capital appreciation and income component is sub-advised by Wilshire Advisors LLC (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2024, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate. The Portfolio posted a return of 12.17% compared to a benchmark return of 12.17%. The following discussion of relative performance pertains to this benchmark.

4259297

Top contributors to performance

  Putnam VT Large Cap Value Fund was the top contributor to performance due to its security selection within the utilities, consumer staples, and consumer discretionary sectors.

  MFS Total Return Bond Series increased returns due to an overweight in corporate bonds.

  MFS VIT II - International Intrinsic Value Portfolio also contributed to performance, with its security selection within the information technology, materials, and financials sectors.

Top detractors from performance

  American Century VP Value Fund was the largest negative detractor from performance due to its security selection within the consumer staples and industrials sectors.

  MFS Growth Series detracted from returns due to its security selection within the information technology sector and an overweight allocation to the materials sector.

  MFS VIT Mid Cap Growth Series also detracted from performance due to its security selection within the information technology and consumer discretionary sectors.

  The Milliman Managed Risk Strategy (“MMRS”) was a detractor from performance in 2024, primarily during the third quarter when interest rate volatility spiked following the Bank of Japan’s first interest rate increase in many years, together with on-going concerns regarding inflation, U.S. interest rates, economic growth, geopolitical conflicts, and the then approaching U.S. election.

Fund Performance

Growth of an Assumed $10,000 Investment

$30,000
$20,000
$10,000
$0
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Global Atlantic Select Advisor Managed Risk Portfolio ($17,018)
S&P Global Managed Risk LargeMidCap Index - Moderate ($17,786)
MSCI World Index ($25,812)

	Global Atlantic Select Advisor Managed Risk Portfolio ($17,018)	S&P Global Managed Risk LargeMidCap Index - Moderate ($17,786)	MSCI World Index ($25,812)
12/31/14	$10,000	$10,000	$10,000
12/31/15	$9,719	$9,731	$9,913
12/31/16	$10,215	$10,037	$10,657
12/31/17	$11,744	$11,839	$13,045
12/31/18	$11,039	$11,110	$11,908
12/31/19	$13,243	$13,296	$15,203
12/31/20	$14,119	$14,241	$17,621
12/31/21	$15,998	$16,010	$21,465
12/31/22	$13,448	$13,644	$17,571
12/31/23	$15,172	$15,857	$21,751
12/31/24	$17,018	$17,786	$25,812
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class II	12.17%	5.14%	5.46%
S&P Global Managed Risk LargeMidCap Index - Moderate	12.17%	5.99%	5.93%
MSCI World Index	18.67%	11.17%	9.95%

Effective as of May 1, 2024, the MSCI World Index replaced the S&P Global Managed Risk LargeMidCap Index – Moderate as the Portfolio’s broad-based securities market index. The MSCI World Index was selected in connection with certain regulatory requirements to provide a broad measure of market performance.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Portfolio's investment adviser, Global Atlantic Investment Advisors, LLC (the "Adviser"). Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Fund net assets	$69,099,342
Total advisory fees paid	$199,579
Total number of portfolio holdings	17
Period portfolio turnover rate	23%

ASSET CLASS ALLOCATION

The table below shows the investment makeup of the Fund.

Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	57.8%
Variable Insurance Trusts - Debt Funds	20.3%
Exchange Traded Funds - Equity Funds	11.1%
Exchange Traded Funds - Debt Funds	5.8%
Short-Term Investments	5.0%
Other Assets Less Liabilities - Net	(0.0)%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Represents less than 0.05%.

Material changes to the Fund during the period

Effective May 1, 2024, Unrated Debt Securities Risk was added as a principal risk of the Fund.

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's current prospectus dated May 1, 2024, as may be amended, supplemented or restated, and the Fund’s next prospectus, which we expect to be available by May 1, 2025 at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/ or upon request by calling 1(877) 355-1820.

Availability of Additional Information

You can find additional information about the Fund, including its prospectus, financial information, Fund holdings and proxy voting information, at the website address or contact number included at the beginning of this shareholder report.

Global Atlantic Wellington Research Managed Risk Portfolio

Class II

Annual Shareholder Report  |  December 31, 2024

This annual shareholder report contains important information about Global Atlantic Wellington Research Managed Risk Portfolio (the "Fund" or "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/. You can also request this information by contacting us at 1(877) 355-1820.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a % of a $10,000 investment
Class II	$126	1.19%

Management’s Discussion of Fund Performance

The capital appreciation and income component is sub-advised by Wellington Management Company LLP (“Wellington Management”) while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2024, the Portfolio underperformed its reference benchmark, the S&P 500 Managed Risk Index – Moderate Conservative.  The Portfolio posted a return of 12.33% compared to a benchmark return of 14.32%, a difference of -199 basis points.  The following discussion of relative performance pertains to this benchmark unless otherwise noted.

4259303

Top contributors to performance

  Stock selection within the communication services, energy, and utilities sectors contributed to performance. Top contributors to relative performance included not owning Intel (Information Technology) and out-of-benchmark positions in Ares Management (Financials) and Spotify Technology (Communication Services).

  Underweight allocations to the real estate and consumer staples sectors as well as an overweight allocation to the financials sector contributed to relative results.

  Security selection within investment grade corporate bonds was the primary contributor to relative returns, particularly on account of industrials (consumer non-cyclical and consumer cyclical issuers) and utilities (electric utility issuers). Within non-corporate investment grade credit, an overweight to and security selection within taxable municipals also contributed to relative returns.

  Agency mortgage-backed securities (“MBS”) contributed positively to relative returns due to allocation effects from out-of-benchmark exposure to collateralized mortgage obligations (“CMOs”) and security selection within pass-throughs. Within securitized sectors, out-of-benchmark allocations to non-agency residency mortgage-backed securities (“NA RMBS”) had a modestly positive impact on relative returns. Duration/yield curve positioning also had a positive impact on relative returns during the year.

Top detractors from performance

  Stock selection within the information technology, health care, and consumer staples sectors were the primary drivers of relative underperformance. Top detractors from relative performance include underweight positions to NVIDIA (Information Technology) and Tesla (Consumer Discretionary), and an overweight position to Adobe (Information Technology).

  Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, also detracted from relative returns. The Portfolio’s overweight allocations to the health care and energy sectors and underweight allocation to the information technology sector detracted from performance.

  Within investment grade corporate bonds, an underweight to industrials detracted from relative returns. Within securitized sectors, an underweight to commercial mortgage-backed securities (“CMBS”) detracted from relative returns.

  The Milliman Managed Risk Strategy (“MMRS”) was a detractor from performance in 2024, primarily during the third quarter when interest rate volatility spiked following the Bank of Japan’s first interest rate increase in many years, together with on-going concerns regarding inflation, U.S. interest rates, economic growth, geopolitical conflicts, and the then approaching U.S. election.

Fund Performance

Growth of an Assumed $10,000 Investment

$30,000
$20,000
$10,000
$0
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Global Atlantic Wellington Research Managed Risk Portfolio ($18,093)
S&P 500 Managed Risk Index - Moderate Conservative ($19,875)
MSCI World Index ($25,812)

	Global Atlantic Wellington Research Managed Risk Portfolio ($18,093)	S&P 500 Managed Risk Index - Moderate Conservative ($19,875)	MSCI World Index ($25,812)
12/31/14	$10,000	$10,000	$10,000
12/31/15	$10,075	$9,942	$9,913
12/31/16	$10,547	$10,644	$10,657
12/31/17	$12,022	$12,148	$13,045
12/31/18	$11,413	$11,920	$11,908
12/31/19	$13,617	$14,089	$15,203
12/31/20	$15,137	$15,084	$17,621
12/31/21	$17,010	$17,349	$21,465
12/31/22	$14,096	$15,105	$17,571
12/31/23	$16,107	$17,385	$21,751
12/31/24	$18,093	$19,875	$25,812
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class II	12.33%	5.85%	6.11%
S&P 500 Managed Risk Index - Moderate Conservative	14.32%	7.12%	7.11%
MSCI World Index	18.67%	11.17%	9.95%

Effective as of May 1, 2024, the MSCI World Index replaced the S&P 500 Managed Risk Index – Moderate Conservative as the Portfolio’s broad-based securities market index. The MSCI World Index was selected in connection with certain regulatory requirements to provide a broad measure of market performance.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Portfolio's investment adviser, Global Atlantic Investment Advisors, LLC (the "Adviser"). Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Fund net assets	$308,002,351
Total advisory fees paid	$2,666,166
Total number of portfolio holdings	548
Period portfolio turnover rate	85%

ASSET CLASS ALLOCATION

The table below shows the investment makeup of the Fund.

Asset Class	% of Net Assets
Common Stocks	62.0%
U.S. Treasury Securities and Agency Bonds	14.8%
Agency Mortgage Backed Securities	9.2%
Corporate Bonds and Notes	7.3%
Short-Term Investments	4.8%
Asset Backed and Commercial Backed Securities	2.2%
Other Investments	1.0%
Other Assets Less Liabilities - Net	(1.3)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, including its prospectus, financial information, Fund holdings and proxy voting information, at the website address or contact number included at the beginning of this shareholder report.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on the registrant’s website.

(f)	A copy of the Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee. Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2023	2024
$291,000	$310,000

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are:

2023	2024
$0	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2023	2024
$64,000	$64,000

Preparation of Federal & State income tax returns, assistance with calculation of required income and capital gain distributions.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2023	2024
$0	$0

Audit Committee’s Pre-Approval Policies

(e)(1)	The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed by engagement basis by the Audit Committee.

Percentages of Services Approved by the Audit Committee

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

All services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years were $64,000 for the fiscal year 2023 and $64,000 for the fiscal year 2024.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

(i)	The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the Financial Statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file its most recent annual or semi-annual financial statements required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and
Other Information

December 31, 2024

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC
Member FINRA

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio of Investments

December 31, 2024

	Shares/ Principal	Fair Value
VARIABLE INSURANCE TRUSTS - 86.9%
DEBT FUNDS - 35.9%
American Funds Insurance Series - American High-Income Trust, Class 1	155,635	$1,430,286
American Funds Insurance Series - The Bond Fund of America, Class 1 (a)	4,344,030	40,269,160
American Funds Insurance Series - U.S. Government Securities Fund, Class 1	1,199,095	11,499,323
TOTAL DEBT FUNDS		53,198,769
EQUITY FUNDS - 51.0%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	451,290	7,008,539
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	460,458	8,357,309
American Funds Insurance Series - Washington Mutual Investors Fund, Class 1	1,259,078	21,228,053
American Funds Insurance Series Growth Fund, Class 1	161,999	20,650,002
American Funds Insurance Series Growth-Income Fund, Class 1	262,481	18,266,050
TOTAL EQUITY FUNDS		75,509,953
TOTAL VARIABLE INSURANCE TRUSTS (Cost - $106,967,269)		128,708,722
	Shares/ Principal	Fair Value
MUTUAL FUNDS - 8.4%
EQUITY FUNDS - 8.4%
American Funds International Growth and Income Fund (Cost - $12,714,872)	348,284	$12,485,993
SHORT-TERM INVESTMENTS - 4.7%
MONEY MARKET FUNDS - 4.7%
Dreyfus Government Cash Management, 4.36% (b)	6,829,011	6,829,011
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.38% (b)	207,915	207,915
TOTAL SHORT-TERM INVESTMENTS (Cost - $7,036,926)		7,036,926
TOTAL INVESTMENTS - 100.0% (Cost - $126,719,067)		$148,231,641
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(47,170)
TOTAL NET ASSETS - 100.0%		$148,184,471

†  Represents less than 0.05%.

(a)  The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(b)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio of Investments

December 31, 2024

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 95.6%
DEBT FUNDS - 46.6%
iShares 10+ Year Investment Grade Corporate Bond ETF	36,597	$1,807,892
iShares 10-20 Year Treasury Bond ETF	5,274	524,974
iShares 1-3 Year Treasury Bond ETF	28,166	2,309,049
iShares 1-5 Year Investment Grade Corporate Bond ETF	43,740	2,261,358
iShares 20+ Year Treasury Bond ETF	28,762	2,511,785
iShares 3-7 Year Treasury Bond ETF	22,359	2,583,582
iShares 5-10 Year Investment Grade Corporate Bond ETF	58,235	2,999,685
iShares 7-10 Year Treasury Bond ETF	7,262	671,372
iShares Core Total USD Bond Market ETF	147,433	6,663,972
iShares Core U.S. Aggregate Bond ETF	54,164	5,248,492
iShares J.P. Morgan USD Emerging Markets Bond ETF	12,963	1,154,225
iShares MBS ETF	53,535	4,908,089
TOTAL DEBT FUNDS		33,644,475
EQUITY FUNDS - 49.0%
iShares Core MSCI EAFE ETF	58,281	4,095,989
iShares Core S&P 500 ETF	26,224	15,437,544
iShares Core S&P Mid-Cap ETF	43,772	2,727,433
iShares Core S&P Small-Cap ETF	11,793	1,358,790
iShares MSCI EAFE Growth ETF	10,328	1,000,060
	Shares/ Principal	Fair Value
EQUITY FUNDS - 49.0% (Continued)
iShares MSCI EAFE Value ETF	20,164	$1,058,005
iShares MSCI Emerging Markets ex China ETF	13,072	724,842
iShares MSCI USA Momentum Factor ETF	4,332	896,377
iShares MSCI USA Quality Factor ETF	18,931	3,371,233
iShares S&P 500 Growth ETF	21,890	2,222,492
iShares S&P 500 Value ETF	5,541	1,057,666
iShares U.S. Technology ETF	9,297	1,483,058
TOTAL EQUITY FUNDS		35,433,489
TOTAL EXCHANGE TRADED FUNDS (Cost - $54,712,670)		69,077,964
SHORT-TERM INVESTMENTS - 4.4%
MONEY MARKET FUNDS - 4.4%
Dreyfus Government Cash Management, 4.36% (a)	2,500,075	2,500,075
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.38% (a)	712,248	712,248
TOTAL SHORT-TERM INVESTMENTS (Cost - $3,212,323)		3,212,323
TOTAL INVESTMENTS - 100.0% (Cost - $57,924,993)		$72,290,287
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(13,254)
TOTAL NET ASSETS - 100.0%		$72,277,033

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio of Investments

December 31, 2024

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 73.4%
DEBT FUNDS - 28.5%
iShares 1-3 Year Treasury Bond ETF	18,119	$1,485,396
iShares 3-7 Year Treasury Bond ETF	12,742	1,472,338
iShares iBoxx $ High Yield Corporate Bond ETF	93,322	7,339,775
iShares iBoxx $ Investment Grade Corporate Bond ETF	101,334	10,826,524
iShares J.P. Morgan USD Emerging Markets Bond ETF	24,345	2,167,679
iShares MBS ETF	205,669	18,855,734
TOTAL DEBT FUNDS		42,147,446
EQUITY FUNDS - 44.9%
iShares Core Dividend Growth ETF	68,708	4,214,549
iShares Core MSCI EAFE ETF	100,999	7,098,210
iShares Core S&P 500 ETF	4,912	2,891,596
iShares Core S&P U.S. Growth ETF	81,403	11,343,508
iShares Global Financials ETF	14,044	1,349,018
iShares Global Healthcare ETF	24,131	2,074,542
iShares Global Tech ETF	67,109	5,687,488
iShares MSCI Global Min Vol Factor ETF	32,176	3,513,619
iShares MSCI USA Momentum Factor ETF	20,596	4,261,724
iShares MSCI USA Quality Factor ETF	68,122	12,131,166
iShares U.S. Consumer Discretionary ETF	50,717	4,875,932
	Shares/ Principal	Fair Value
EQUITY FUNDS - 44.9% (Continued)
iShares U.S. Financial Services ETF	72,314	$5,626,752
iShares U.S. Industrials ETF	10,339	1,380,463
TOTAL EQUITY FUNDS		66,448,567
TOTAL EXCHANGE TRADED FUNDS (Cost - $94,498,266)		108,596,013
VARIABLE INSURANCE TRUSTS - 20.7%
ASSET ALLOCATION FUND - 20.7%
BlackRock Global Allocation VI Fund, Class I (Cost - $27,575,032)*	1,858,732	30,631,905
SHORT-TERM INVESTMENTS - 6.0%
MONEY MARKET FUNDS - 6.0%
Dreyfus Government Cash Management, 4.36% (a)	4,949,364	4,949,364
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.38% (a)	4,003,308	4,003,308
TOTAL SHORT-TERM INVESTMENTS (Cost - $8,952,672)		8,952,672
TOTAL INVESTMENTS - 100.1% (Cost - $131,025,970)		$148,180,590
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(143,378)
TOTAL NET ASSETS - 100.0%		$148,037,212

*  Non-income producing security.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments

December 31, 2024

	Shares/ Principal	Fair Value
COMMON STOCKS - 70.8%
AEROSPACE & DEFENSE - 2.4%
General Dynamics Corp.	7,010	$1,847,065
RTX Corp.	20,625	2,386,725
		4,233,790
AIR FREIGHT & LOGISTICS - 0.8%
United Parcel Service, Inc., Class B	10,775	1,358,728
BANKS - 1.7%
JPMorgan Chase & Co.	12,655	3,033,530
BEVERAGES - 1.2%
PepsiCo, Inc.	13,875	2,109,833
BIOTECHNOLOGY - 1.0%
AbbVie, Inc.	9,700	1,723,690
BUILDING PRODUCTS - 2.3%
Carlisle Cos., Inc.	4,745	1,750,146
Johnson Controls International PLC	28,510	2,250,294
		4,000,440
CAPITAL MARKETS - 3.8%
Charles Schwab Corp. (The)	25,435	1,882,444
Morgan Stanley	17,355	2,181,871
Nasdaq, Inc.	32,450	2,508,709
		6,573,024
CHEMICALS - 4.4%
Air Products and Chemicals, Inc.	5,425	1,573,467
Ecolab, Inc.	8,000	1,874,560
Linde PLC	7,900	3,307,493
Sherwin-Williams Co. (The)	2,915	990,896
		7,746,416
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Cintas Corp.	9,430	1,722,861
CONSUMER DISCRETIONARY SERVICES - 0.0%†
24 Hour Fitness Worldwide, Inc.*	671	7
CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.9%
Casey's General Stores, Inc.	2,225	881,612
Target Corp.	8,380	1,132,808
Walmart, Inc.	34,552	3,121,773
		5,136,193
ELECTRIC UTILITIES - 0.8%
NextEra Energy, Inc.	20,540	1,472,513
ELECTRICAL EQUIPMENT - 1.1%
nVent Electric PLC	28,000	1,908,480
FINANCIAL SERVICES - 2.2%
Visa, Inc., Class A	12,185	3,850,947
	Shares/ Principal	Fair Value
FOOD PRODUCTS - 1.6%
McCormick & Co., Inc.	14,795	$1,127,971
Mondelez International, Inc., Class A	26,650	1,591,804
		2,719,775
GROUND TRANSPORTATION - 0.5%
JB Hunt Transport Services, Inc.	4,895	835,381
HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
Abbott Laboratories	22,409	2,534,682
Becton Dickinson & Co.	7,005	1,589,224
STERIS PLC	4,980	1,023,689
Stryker Corp.	10,036	3,613,462
		8,761,057
HEALTH CARE PROVIDERS & SERVICES - 2.0%
UnitedHealth Group, Inc.	7,080	3,581,489
HOTELS, RESTAURANTS & LEISURE - 1.4%
McDonald's Corp.	8,700	2,522,043
HOUSEHOLD DURABLES - 0.3%
DR Horton, Inc.	4,225	590,739
HOUSEHOLD PRODUCTS - 2.2%
Colgate-Palmolive Co.	13,450	1,222,739
Procter & Gamble Co. (The)	15,500	2,598,575
		3,821,314
INDUSTRIAL CONGLOMERATES - 1.4%
Honeywell International, Inc.	10,965	2,476,884
INSURANCE - 1.0%
Erie Indemnity Co., Class A	2,770	1,141,877
Marsh & McLennan Cos., Inc.	3,150	669,092
		1,810,969
IT SERVICES - 2.0%
Accenture PLC, Class A	9,850	3,465,132
LIFE SCIENCES TOOLS & SERVICES - 1.8%
Danaher Corp.	7,390	1,696,374
West Pharmaceutical Services, Inc.	4,425	1,449,453
		3,145,827
MACHINERY - 0.9%
Dover Corp.	5,015	940,814
Parker-Hannifin Corp.	875	556,526
		1,497,340
OIL, GAS & CONSUMABLE FUELS - 2.1%
Chevron Corp.	10,175	1,473,747
EOG Resources, Inc.	9,615	1,178,607
Exxon Mobil Corp.	9,845	1,059,026
		3,711,380

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
PHARMACEUTICALS - 1.1%
Johnson & Johnson	13,005	$1,880,783
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
Analog Devices, Inc.	12,775	2,714,177
Applied Materials, Inc.	2,000	325,260
Broadcom, Inc.	19,685	4,563,770
Texas Instruments, Inc.	17,070	3,200,796
		10,804,003
SOFTWARE - 9.4%
Microsoft Corp.	25,895	10,914,742
Oracle Corp.	13,175	2,195,482
Roper Technologies, Inc.	6,590	3,425,812
		16,536,036
SPECIALTY RETAIL - 2.6%
Lowe's Cos., Inc.	9,225	2,276,730
Ross Stores, Inc.	14,900	2,253,923
		4,530,653
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.0%
Apple, Inc.	14,250	3,568,485
TEXTILES, APPAREL & LUXURY GOODS - 0.4%
NIKE, Inc., Class B	8,185	619,359
TRADING COMPANIES & DISTRIBUTORS - 1.3%
WW Grainger, Inc.	2,200	2,318,910
TOTAL COMMON STOCKS (Cost - $56,978,272)		124,068,011
CORPORATE BONDS AND NOTES - 9.7%
ADVERTISING - 0.1%
Clear Channel Outdoor Holdings, Inc., 7.88%, 4/1/30 (a)	$100,000	102,919
AEROSPACE & DEFENSE - 0.1%
Boeing Co. (The)
5.15%, 5/1/30	150,000	147,840
3.65%, 3/1/47	100,000	67,611
Howmet Aerospace, Inc., 4.85%, 10/15/31	50,000	49,097
		264,548
AGRICULTURE - 0.1%
Philip Morris International, Inc., 5.38%, 2/15/33	200,000	200,435
AIRLINES - 0.1%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25 (a)	100,000	99,372
United Airlines 2020-1 Class B Pass-Through Trust, 4.88%, 1/15/26	20,000	19,857
		119,229
	Shares/ Principal	Fair Value
APPAREL - 0.0%†
Tapestry, Inc., 5.50%, 3/11/35	$35,000	$34,032
AUTO MANUFACTURERS - 0.0%†
Hyundai Capital America, 5.35%, 3/19/29 (a)	50,000	50,252
BANKS - 2.4%
ABN AMRO Bank NV, 6.34%, (US 1 Year CMT T-Note + 1.65%), 9/18/27 (a),(b)	200,000	204,428
Banco Santander SA, 2.75%, 12/3/30	200,000	169,345
Bank of America Corp.
3.50%, 4/19/26	300,000	295,503
2.59%, (SOFR + 2.15%), 4/29/31 (b)	100,000	88,104
1.92%, (SOFR + 1.37%), 10/24/31 (b)	200,000	167,098
5.47%, (SOFR + 1.65%), 1/23/35 (b)	150,000	150,203
BPCE SA, 2.05%, (SOFR + 1.09%), 10/19/27 (a),(b)	250,000	236,505
Citigroup, Inc.
2.57%, (SOFR + 2.11%), 6/3/31 (b)	100,000	87,191
3.06%, (SOFR + 1.35%), 1/25/33 (b)	200,000	171,847
Danske Bank A/S, 5.71%, (US 1 Year CMT T-Note + 1.40%), 3/1/30 (a),(b)	200,000	202,758
Deutsche Bank AG/New York NY, 5.37%, 9/9/27	150,000	152,186
Goldman Sachs Group, Inc. (The)
1.95%, (SOFR + 0.91%), 10/21/27 (b)	50,000	47,438
1.99%, (SOFR + 1.09%), 1/27/32 (b)	300,000	247,742
2.38%, (SOFR + 1.25%), 7/21/32 (b)	200,000	166,897
JPMorgan Chase & Co.
4.49%, (3 Month Term SOFR + 3.79%), 3/24/31 (b)	400,000	389,828
5.34%, (SOFR + 1.62%), 1/23/35 (b)	50,000	49,771
Mizuho Financial Group, Inc., 5.78%, (US 1 Year CMT T-Note + 1.65%), 7/6/29 (b)	200,000	204,572
Morgan Stanley, 2.24%, (SOFR + 1.18%), 7/21/32 (b)	500,000	414,421
PNC Financial Services Group, Inc. (The), 5.30%, (SOFR + 1.34%), 1/21/28 (b)	50,000	50,424
Societe Generale SA, 1.79%, (US 1 Year CMT T-Note + 1.00%), 6/9/27 (a),(b)	200,000	190,328
Truist Financial Corp.
7.16%, (SOFR + 2.45%), 10/30/29 (b)	50,000	53,479
5.44%, (SOFR + 1.62%), 1/24/30 (b)	100,000	100,869
US Bancorp, 5.73%, (SOFR + 1.43%), 10/21/26 (b)	100,000	100,670
Wells Fargo & Co.
4.54%, (SOFR + 1.56%), 8/15/26 (b)	100,000	99,799
5.20%, (SOFR + 1.50%), 1/23/30 (b)	100,000	100,222
5.50%, (SOFR + 1.78%), 1/23/35 (b)	100,000	99,715
		4,241,343

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
BEVERAGES - 0.1%
Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36	$100,000	$94,797
BIOTECHNOLOGY - 0.3%
Amgen, Inc., 5.25%, 3/2/33	100,000	99,307
Biogen, Inc., 2.25%, 5/1/30	100,000	86,378
CSL Finance PLC, 4.25%, 4/27/32 (a)	150,000	141,067
Royalty Pharma PLC, 2.15%, 9/2/31	300,000	245,993
		572,745
BUILDING MATERIALS - 0.1%
Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC, 6.75%, 4/1/32 (a)	100,000	100,489
CHEMICALS - 0.1%
Rain Carbon, Inc., 12.25%, 9/1/29 (a)	100,000	105,690
COMMERCIAL SERVICES - 0.2%
Ashtead Capital, Inc., 5.80%, 4/15/34 (a)	200,000	200,203
EquipmentShare.com, Inc., 9.00%, 5/15/28 (a)	100,000	103,720
		303,923
COMPUTERS - 0.1%
Hewlett Packard Enterprise Co., 4.85%, 10/15/31	100,000	97,574
McAfee Corp., 7.38%, 2/15/30 (a)	100,000	97,122
		194,696
DIVERSIFIED FINANCIAL SERVICES - 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	150,000	127,788
Jefferson Capital Holdings LLC, 9.50%, 2/15/29 (a)	100,000	105,926
StoneX Group, Inc., 7.88%, 3/1/31 (a)	100,000	104,580
		338,294
ELECTRIC - 1.3%
California Buyer Ltd. / Atlantica Sustainable Infrastructure PLC, 6.38%, 2/15/32 (a)	150,000	149,602
Comision Federal de Electricidad, 3.35%, 2/9/31 (a)	200,000	165,713
Constellation Energy Generation LLC, 6.13%, 1/15/34	50,000	52,351
Dominion Energy, Inc., 3.38%, 4/1/30	100,000	92,009
DTE Energy Co., 4.88%, 6/1/28	150,000	149,460
Duke Energy Carolinas LLC, 6.10%, 6/1/37	100,000	104,109
Duke Energy Ohio, Inc., 5.25%, 4/1/33	50,000	49,911
EDP Finance BV, 1.71%, 1/24/28 (a)	200,000	181,635
Electricite de France SA, 5.70%, 5/23/28 (a)	200,000	203,113
Enel Finance International NV, 3.50%, 4/6/28 (a)	200,000	190,554
	Shares/ Principal	Fair Value
ELECTRIC - 1.3% (Continued)
Exelon Corp., 4.05%, 4/15/30	$200,000	$190,637
Florida Power & Light Co., 4.63%, 5/15/30	100,000	99,098
NextEra Energy Capital Holdings, Inc., 6.05%, 3/1/25	50,000	50,089
Pacific Gas and Electric Co., 5.33%, (SOFR + 0.95%), 9/4/25 (b)	200,000	200,334
Southern Co. (The), 3.70%, 4/30/30	50,000	46,954
Vistra Operations Co. LLC, 4.30%, 7/15/29 (a)	300,000	286,273
Xcel Energy, Inc., 5.45%, 8/15/33	150,000	148,721
		2,360,563
ELECTRICAL COMPONENTS & EQUIPMENTS - 0.1%
WESCO Distribution, Inc., 6.63%, 3/15/32 (a)	100,000	101,639
ELECTRONICS - 0.1%
Flex Ltd., 5.25%, 1/15/32	100,000	98,366
ENGINEERING & CONSTRUCTION - 0.1%
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 9/15/28 (a)	100,000	95,414
ENTERTAINMENT - 0.0%†
Caesars Entertainment, Inc., 4.63%, 10/15/29 (a)	100,000	93,626
FOOD - 0.1%
JBS USA Holding LUX Sarl / JBS USA Food Co. / JBS LUX Co. Sarl, 3.63%, 1/15/32	200,000	176,498
Mondelez International, Inc., 4.75%, 8/28/34	75,000	71,784
		248,282
HEALTHCARE-PRODUCTS - 0.1%
Baxter International, Inc., 2.54%, 2/1/32	200,000	166,822
HEALTHCARE-SERVICES - 0.4%
Centene Corp., 3.00%, 10/15/30	100,000	86,311
DaVita, Inc., 4.63%, 6/1/30 (a)	100,000	91,932
Icon Investments Six DAC, 6.00%, 5/8/34	200,000	202,224
IQVIA, Inc., 6.25%, 2/1/29	100,000	103,394
Kaiser Foundation Hospitals, 3.27%, 11/1/49	140,000	97,184
UnitedHealth Group, Inc., 5.15%, 7/15/34	100,000	98,645
		679,690
INSURANCE - 0.3%
Arthur J Gallagher & Co., 5.00%, 2/15/32	50,000	49,311
Corebridge Financial, Inc., 6.05%, 9/15/33	150,000	155,164
F&G Annuities & Life, Inc., 6.50%, 6/4/29	50,000	51,069

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
INSURANCE - 0.3% (Continued)
Metropolitan Life Global Funding I, 4.30%, 8/25/29 (a)	$150,000	$145,791
RGA Global Funding, 5.50%, 1/11/31 (a)	100,000	101,064
Sammons Financial Group, Inc., 6.88%, 4/15/34 (a)	100,000	104,521
		606,920
INTERNET - 0.1%
Meta Platforms, Inc., 4.95%, 5/15/33	150,000	150,247
NetFlix, Inc., 4.90%, 8/15/34	100,000	98,070
		248,317
MACHINERY-DIVERSIFIED - 0.1%
Esab Corp., 6.25%, 4/15/29 (a)	100,000	101,244
MEDIA - 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80%, 4/1/31	200,000	168,753
4.40%, 4/1/33	100,000	89,361
Comcast Corp., 4.80%, 5/15/33	100,000	97,169
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27 (a)	100,000	97,430
Fox Corp., 3.50%, 4/8/30	200,000	185,875
Time Warner Cable LLC, 6.75%, 6/15/39	100,000	98,076
		736,664
MINING - 0.1%
Constellium SE, 6.38%, 8/15/32 (a)	100,000	96,791
MISCELLANEOUS MANUFACTURING - 0.1%
Eaton Corp., 4.15%, 3/15/33	100,000	94,029
Hillenbrand, Inc., 6.25%, 2/15/29	100,000	99,930
		193,959
MULTI-NATIONAL - 0.2%
African Export-Import Bank (The), 3.99%, 9/21/29 (a)	200,000	184,225
Banque Ouest Africaine de Developpement, 5.00%, 7/27/27 (a)	200,000	194,148
		378,373
OIL & GAS - 0.5%
Aker BP ASA, 4.00%, 1/15/31 (a)	200,000	184,490
BP Capital Markets America, Inc., 4.89%, 9/11/33	200,000	193,516
Canadian Natural Resources Ltd., 2.95%, 7/15/30	100,000	88,841
Matador Resources Co., 6.50%, 4/15/32 (a)	100,000	98,867
Sunoco LP, 7.25%, 5/1/32 (a)	100,000	103,298
TotalEnergies Capital SA, 4.72%, 9/10/34	100,000	96,200
Vital Energy, Inc., 7.88%, 4/15/32 (a)	100,000	96,220
		861,432
	Shares/ Principal	Fair Value
PACKAGING & CONTAINERS - 0.0%†
Amcor Flexibles North America, Inc., 2.63%, 6/19/30	$50,000	$43,823
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co.-Issuer LLC, 6.00%, 9/15/28 (a)	25,000	24,607
		68,430
PHARMACEUTICALS - 0.2%
Bayer US Finance II LLC, 4.38%, 12/15/28 (a)	100,000	96,159
CVS Health Corp.
5.30%, 6/1/33	100,000	95,888
4.78%, 3/25/38	100,000	86,480
Pfizer Investment Enterprises Pte Ltd., 4.75%, 5/19/33	100,000	96,855
		375,382
PIPELINES - 0.7%
Cheniere Energy, Inc., 5.65%, 4/15/34	50,000	50,468
Energy Transfer LP
4.75%, 1/15/26	100,000	99,850
4.95%, 5/15/28	100,000	99,869
5.55%, 5/15/34	100,000	99,488
Enterprise Products Operating LLC, 3.13%, 7/31/29	100,000	93,056
Hess Midstream Operations LP, 6.50%, 6/1/29 (a)	100,000	100,990
Kinetik Holdings LP, 6.63%, 12/15/28 (a)	100,000	102,301
MPLX LP, 5.50%, 6/1/34	100,000	98,653
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	200,000	200,410
TransCanada PipeLines Ltd., 4.25%, 5/15/28	100,000	97,616
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	100,000	91,126
Williams Cos., Inc. (The), 3.50%, 11/15/30	50,000	45,959
		1,179,786
REITS - 0.4%
Healthcare Realty Holdings LP, 2.00%, 3/15/31	150,000	122,669
Iron Mountain, Inc., 7.00%, 2/15/29 (a)	150,000	153,265
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 3/15/31	100,000	63,011
Prologis Targeted US Logistics Fund LP, 5.25%, 4/1/29 (a)	100,000	101,131
RHP Hotel Properties LP / RHP Finance Corp., 6.50%, 4/1/32 (a)	100,000	100,503
VICI Properties LP / VICI Note Co., Inc., 4.50%, 9/1/26 (a)	100,000	98,982
XHR LP, 6.63%, 5/15/30 (a)	100,000	100,328
		739,889

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
RETAIL - 0.1%
FirstCash, Inc., 6.88%, 3/1/32 (a)	$100,000	$100,408
SOFTWARE - 0.1%
Applovin Corp., 5.38%, 12/1/31	45,000	45,051
Fiserv, Inc., 2.65%, 6/1/30	150,000	132,553
		177,604
TELECOMMUNICATIONS - 0.3%
AT&T, Inc., 2.55%, 12/1/33	250,000	201,508
Motorola Solutions, Inc., 2.75%, 5/24/31	100,000	86,579
T-Mobile USA, Inc., 3.88%, 4/15/30	200,000	188,171
Verizon Communications, Inc., 2.36%, 3/15/32	150,000	124,425
		600,683
TOTAL CORPORATE BONDS AND NOTES (Cost - $17,747,276)		17,033,676
AGENCY MORTGAGE BACKED SECURITIES - 8.7%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.9%
Freddie Mac Pool
2.00%, 3/1/51	555,108	434,300
2.50%, 10/1/51	503,286	411,914
3.00%, 2/1/52	671,603	572,747
2.00%, 3/1/52	621,670	483,333
2.00%, 4/1/52	1,389,024	1,079,906
2.50%, 5/1/52	590,571	480,953
4.00%, 8/1/52	695,339	636,153
4.50%, 8/1/52	2,216,742	2,086,845
5.00%, 5/1/53	630,301	608,427
		6,794,578
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.8%
Fannie Mae or Freddie Mac
4.00%, 1/1/54 (c)	530,000	484,039
2.00%, 1/1/55 (c)	1,160,000	900,269
2.50%, 1/1/55 (c)	1,270,000	1,032,073
3.50%, 1/1/55 (c)	550,000	486,063
5.00%, 1/1/55 (c)	2,070,000	1,996,256
Fannie Mae Pool
3.00%, 11/1/48	207,589	179,538
3.00%, 1/1/52	478,992	408,322
2.50%, 4/1/52	205,058	167,002
3.50%, 12/1/52	488,182	432,641
Freddie Mac Pool, 3.50%, 6/1/52	692,669	612,806
		6,699,009
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.0%
Ginnie Mae, 5.00%, 1/20/55 (c)	1,310,000	1,270,291
Ginnie Mae II Pool
2.00%, 7/20/52	248,569	198,177
2.50%, 7/20/52	258,370	216,069
		1,684,537
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $15,879,915)		15,178,124
	Shares/ Principal	Fair Value
U.S. TREASURY SECURITIES AND AGENCY BONDS - 3.9%
Federal Farm Credit Banks Funding Corp., 2.10%, 2/25/36	$140,000	$104,037
U.S. Treasury Bond
1.13%, 5/15/40	50,000	30,107
1.13%, 8/15/40	231,000	137,905
1.75%, 8/15/41	555,000	359,818
2.50%, 5/15/46 (d)	915,000	623,844
2.25%, 8/15/46	390,000	252,098
2.75%, 8/15/47	150,000	105,633
2.75%, 11/15/47	319,000	224,147
3.13%, 5/15/48	100,000	75,012
3.00%, 8/15/48	330,000	241,364
2.88%, 5/15/49	490,000	347,881
1.25%, 5/15/50	980,000	465,500
2.38%, 5/15/51	449,000	282,835
1.88%, 11/15/51	866,000	478,533
3.63%, 5/15/53	390,000	317,576
U.S. Treasury Inflation Indexed Note, 0.63%, 1/15/26	644,318	635,416
U.S. Treasury Note
1.88%, 2/28/27	1,780,000	1,693,156
3.25%, 6/30/27	70,000	68,351
3.13%, 8/31/27	420,000	407,859
4.50%, 5/31/29	70,000	70,326
TOTAL U.S. TREASURY SECURITIES AND AGENCY BONDS (Cost - $8,281,573)		6,921,398
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 3.4%
Antares CLO 2018-1 Ltd., 6.53%, (3 Month Term SOFR + 1.91%), 4/20/31 (a),(b)	250,000	250,545
Barings CLO 2018-4 Ltd., 5.81%, (3 Month Term SOFR + 1.15%), 10/15/30 (a),(b)	231,194	231,440
Benchmark 2023-V3 Mortgage Trust, 6.36%, 7/15/56 (e)	20,000	20,731
BRAVO Residential Funding Trust 2019-NQM2, 3.50%, 10/25/44 (a),(e)	38,254	35,965
BX 2021-LBA3 Mortgage Trust, 5.41%, (1 Month Term SOFR + 1.01%), 10/15/36 (a),(b)	130,000	129,023
BX Commercial Mortgage Trust 2021-VOLT, 5.46%, (1 Month Term SOFR + 1.06%), 9/15/36 (a),(b)	130,000	129,514
BX Trust 2022-IND, 5.89%, (1 Month Term SOFR + 1.49%), 4/15/37 (a),(b)	158,302	158,511
Carlyle Global Market Strategies CLO 2015-4 Ltd., 5.84%, (3 Month Term SOFR + 1.22%), 7/20/32 (a),(b)	228,033	228,374
CFCRE Commercial Mortgage Trust 2016-C7, 3.84%, 12/10/54	50,000	47,985
CIFC Funding 2022-II Ltd., 5.94%, (3 Month Term SOFR + 1.32%), 4/19/35 (a),(b)	310,000	310,507

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 3.4% (Continued)
CIFC Funding Ltd., 6.15%, (3 Month Term SOFR + 1.52%), 4/22/37 (a),(b)	$300,000	$302,160
CIM Trust 2018-INV1, 4.00%, 8/25/48 (a),(e)	15,407	14,244
CIM Trust 2019-INV1, 4.00%, 2/25/49 (a),(e)	8,083	7,729
Citigroup Commercial Mortgage Trust, 2.45%, 7/10/49	30,896	30,597
COLT 2022-4 Mortgage Loan Trust, 4.30%, 3/25/67 (a),(e)	74,270	71,387
CSAIL 2015-C3 Commercial Mortgage Trust, 3.72%, 8/15/48	40,000	39,416
Dryden 97 CLO Ltd., 5.92%, (3 Month Term SOFR + 1.30%), 4/20/35 (a),(b)	250,000	250,421
Eleven Madison Trust 2015-11MD Mortgage Trust, 3.55%, 9/10/35 (a),(e)	250,000	244,592
Ellington CLO III Ltd., 6.53%, (3 Month Term SOFR + 1.91%), 7/20/30 (a),(b)	47,331	47,403
Fannie Mae REMICS
5.52%, (SOFR + 0.95%), 11/25/54 (b)	193,502	189,510
5.52%, (SOFR + 0.95%), 11/25/54 (b)	174,530	173,592
FirstKey Homes 2020-SFR2 Trust, 1.27%, 10/19/37 (a)	137,420	133,597
Freddie Mac STACR REMIC Trust 2022-DNA3, 6.57%, (SOFR + 2.00%), 4/25/42 (a),(b)	51,425	52,023
Goldentree Loan Management US Clo 11 Ltd., 5.59%, (3 Month Term SOFR + 1.08%), 10/20/34 (a),(b)	250,000	250,054
GS Mortgage Securities Trust 2016-Gs2, 3.05%, 5/10/49	30,000	28,407
Home Partners of America 2021-3 Trust, 2.65%, 1/17/41 (a)	72,621	65,319
Home Partners of America Trust 2021-2, 2.30%, 12/17/26 (a)	201,718	189,614
JP Morgan Mortgage Trust 2021-13, 2.50%, 4/25/52 (a),(e)	179,429	155,290
JP Morgan Mortgage Trust 2021-14, 2.50%, 5/25/52 (a),(e)	134,386	116,307
JP Morgan Mortgage Trust 2021-15, 2.50%, 6/25/52 (a),(e)	87,328	75,580
JPMBB Commercial Mortgage Securities Trust 2015-C31, 3.80%, 8/15/48	57,336	56,807
JPMBB Commercial Mortgage Securities Trust 2016-C1, 3.58%, 3/17/49	70,000	68,990
Madison Park Funding XXIX Ltd., 5.81%, (3 Month Term SOFR + 1.18%), 10/18/30 (a),(b)	216,699	216,949
Marble Point CLO XV Ltd., 5.60%, (3 Month Term SOFR + 1.04%), 7/23/32 (a),(b)	250,000	250,306
Mill City Mortgage Loan Trust 2018-4, 3.50%, 4/25/66 (a),(e)	59,367	57,699
	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 3.4% (Continued)
New Economy Assets Phase 1 Sponsor LLC, 1.91%, 10/20/61 (a)	$260,000	$239,881
OBX 2021-J3 Trust, 2.50%, 10/25/51 (a),(e)	68,124	58,959
OCP CLO 2014-6 Ltd., 5.80%, (3 Month Term SOFR + 1.15%), 10/17/30 (a),(b)	108,129	108,170
Octagon Investment Partners 35 Ltd., 5.98%, (3 Month Term SOFR + 1.36%), 1/20/31 (a),(b)	500,000	500,269
Provident Funding Mortgage Trust 2019-1, 3.00%, 12/25/49 (a),(e)	20,298	16,954
Provident Funding Mortgage Trust 2021-J1, 2.50%, 10/25/51 (a),(e)	128,792	111,248
PSMC 2021-3 Trust, 2.50%, 8/25/51 (a),(e)	234,052	201,687
Towd Point Mortgage Trust 2017-3, 2.75%, 7/25/57 (a),(e)	2,887	2,868
Wells Fargo Commercial Mortgage Trust 2015-C31, 3.70%, 11/15/48	30,000	29,677
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $6,080,022)		5,900,301
MUTUAL FUNDS - 0.9%
DEBT FUNDS - 0.9%
Franklin Floating Rate Daily Access Fund (Cost - $1,562,400)	207,411	1,590,843
MUNICIPAL BONDS - 0.3%
Golden State Tobacco Securitization Corp., 3.85%, 6/1/50	220,000	199,247
Greenville City School District, 3.54%, 1/1/51	110,000	83,231
San Bernardino Community College District
2.69%, 8/1/41	250,000	180,063
2.86%, 8/1/49	150,000	99,762
TOTAL MUNICIPAL BONDS (Cost - $722,510)		562,303
SOVEREIGN DEBTS - 0.1%
Panama Government International Bond, 3.75%, 4/17/26 (a)	70,000	67,578
Peruvian Government International Bond, 2.78%, 1/23/31	200,000	170,500
TOTAL SOVEREIGN DEBTS (Cost - $278,729)		238,078
PREFERRED STOCKS - 0.0%†
CONSUMER DISCRETIONARY SERVICES - 0.0%†
24 Hour Fitness Worldwide, Inc., 0.00% (Cost - $2,145)*	1,589	48

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 5.6%
MONEY MARKET FUNDS - 5.6%
Dreyfus Government Cash Management, 4.36% (f)	6,236,541	$6,236,541
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.38% (f)	3,613,519	3,613,519
TOTAL SHORT-TERM INVESTMENTS (Cost - $9,850,060)		9,850,060
TOTAL INVESTMENTS - 103.4% (Cost - $117,382,902)		$181,342,842
OTHER ASSETS LESS LIABILITIES - NET (3.4)%		(6,029,836)
TOTAL NET ASSETS - 100.0%		$175,313,006

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2024, these securities amounted to $11,373,790 or 6.5% of net assets.

(b)  Variable rate or fixed to variable rate security. The rate shown is the rate in effect at period end.

(c)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(d)  A portion of this investment, valued at $205,498, is held as collateral for derivative investments.

(e)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(f)  The rate shown is the annualized seven-day yield at period end.

CLO - Collateralized Loan Obligation

CMT - Treasury Constant Maturity Rate

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 2 Year Note Future	J. P. Morgan Securities LLC	14	3/31/2025	$2,878,531	$(1,272)
U.S. Ultra Bond Future	J. P. Morgan Securities LLC	1	3/20/2025	118,906	(7,406)
					(8,678)
SHORT FUTURES CONTRACTS
U.S. 10 Year Note Future	J. P. Morgan Securities LLC	3	3/20/2025	326,250	5,719
U.S. 10 Year Ultra Future	J. P. Morgan Securities LLC	7	3/20/2025	779,187	19,844
U.S. 5 Year Note Future	J. P. Morgan Securities LLC	3	3/31/2025	318,914	2,378
U.S. Long Bond Future	J. P. Morgan Securities LLC	5	3/20/2025	569,219	20,781
					48,722
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$40,044

INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	Annually	SOFR	1.924%	08/12/27	500,000	$32,342	$41	$32,301
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPS						$32,342	$41	$32,301

CREDIT DEFAULT SWAPS
Counterparty	Reference Obligation/ Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Credit Rating*	Expiration Date	Notional Amount**	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	Carnival Corp.	Quarterly	Buy	1.00%	-	B–	06/20/27	$75,000	$360	$(6,704)	$7,064
Citibank NA	CDX.NA.HY.43	Quarterly	Sell	5.00%	-	NR	12/20/29	250,000	(19,656)	(17,520)	(2,136)
TOTAL FAIR VALUE PREMIUM PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON CREDIT DEFAULT SWAPS									$(19,296)	$(24,224)	$4,928

*  Credit ratings for the underlying securities in the credit default swaps are assigned based on the higher ratings of either Moody's or S&P. If both are unrated, then Fitch is used.

**  The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

NR - Not Rated

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio

Portfolio of Investments

December 31, 2024

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 96.0%
DEBT FUNDS - 15.1%
iShares 10+ Year Investment Grade Corporate Bond ETF	41,817	$2,065,760
iShares 10-20 Year Treasury Bond ETF	5,869	584,200
iShares 1-3 Year Treasury Bond ETF	36,459	2,988,909
iShares 1-5 Year Investment Grade Corporate Bond ETF	57,672	2,981,642
iShares 20+ Year Treasury Bond ETF	41,994	3,667,336
iShares 3-7 Year Treasury Bond ETF	29,279	3,383,189
iShares 5-10 Year Investment Grade Corporate Bond ETF	47,234	2,433,023
iShares 7-10 Year Treasury Bond ETF	9,074	838,891
iShares Core Total USD Bond Market ETF	223,347	10,095,284
iShares Core U.S. Aggregate Bond ETF	84,664	8,203,942
iShares MBS ETF	42,714	3,916,020
TOTAL DEBT FUNDS		41,158,196
EQUITY FUNDS - 80.9%
iShares Core MSCI EAFE ETF	370,272	26,022,716
iShares Core S&P 500 ETF (a)	162,841	95,861,240
iShares Core S&P Mid-Cap ETF	273,994	17,072,566
iShares Core S&P Small-Cap ETF	73,463	8,464,407
iShares MSCI EAFE Growth ETF	65,007	6,294,628
iShares MSCI EAFE Value ETF	128,696	6,752,679
iShares MSCI Emerging Markets ex China ETF	76,787	4,257,839
iShares MSCI USA Momentum Factor ETF	23,253	4,811,511
	Shares/ Principal	Fair Value
EQUITY FUNDS - 80.9% (Continued)
iShares MSCI USA Quality Factor ETF	109,648	$19,526,116
iShares S&P 500 Growth ETF	141,048	14,320,604
iShares S&P 500 Value ETF	34,490	6,583,451
iShares U.S. Infrastructure ETF	21,900	1,013,751
iShares U.S. Technology ETF	61,395	9,793,730
TOTAL EQUITY FUNDS		220,775,238
TOTAL EXCHANGE TRADED FUNDS (Cost - $163,182,450)		261,933,434
SHORT-TERM INVESTMENTS - 3.9%
MONEY MARKET FUNDS - 3.9%
Dreyfus Government Cash Management, 4.36% (b)	8,046,046	8,046,046
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.38% (b)	2,668,384	2,668,384
TOTAL SHORT-TERM INVESTMENTS (Cost - $10,714,430)		10,714,430
TOTAL INVESTMENTS - 99.9% (Cost - $173,896,880)		$272,647,864
OTHER ASSETS LESS LIABILITIES - NET 0.1%		254,282
TOTAL NET ASSETS - 100.0%		$272,902,146

(a)  The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(b)  The rate shown is the annualized seven-day yield at period end.

FUTURES CONTRACTS
SHORT FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
E-mini Russell 2000 Index	Goldman Sachs & Co.	3	3/21/2025	$337,470	$(900)
MSCI EAFE Future	Goldman Sachs & Co.	13	3/21/2025	1,473,875	(7,895)
MSCI Emerging Market Index Future	Goldman Sachs & Co.	1	3/21/2025	53,690	625
NASDAQ 100 E-Mini Future	Goldman Sachs & Co.	1	3/21/2025	424,530	6,445
S&P 400 MidCap Index	Goldman Sachs & Co.	2	3/21/2025	629,340	(2,060)
S&P 500 E-Mini Future	Goldman Sachs & Co.	19	3/21/2025	5,638,963	23,388
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$19,603

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio of Investments

December 31, 2024

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 95.1%
DEBT FUNDS - 31.9%
iShares 10+ Year Investment Grade Corporate Bond ETF	28,117	$1,388,980
iShares 10-20 Year Treasury Bond ETF	4,371	435,089
iShares 1-3 Year Treasury Bond ETF	24,406	2,000,804
iShares 1-5 Year Investment Grade Corporate Bond ETF	33,242	1,718,611
iShares 20+ Year Treasury Bond ETF	29,605	2,585,404
iShares 3-7 Year Treasury Bond ETF	19,563	2,260,505
iShares 5-10 Year Investment Grade Corporate Bond ETF	31,749	1,635,391
iShares 7-10 Year Treasury Bond ETF	6,189	572,173
iShares Core Total USD Bond Market ETF	155,515	7,029,278
iShares Core U.S. Aggregate Bond ETF	47,391	4,592,188
iShares J.P. Morgan USD Emerging Markets Bond ETF	6,693	595,945
iShares MBS ETF	45,381	4,160,530
TOTAL DEBT FUNDS		28,974,898
EQUITY FUNDS - 63.2%
iShares Core MSCI EAFE ETF	96,273	6,766,066
iShares Core S&P 500 ETF (a)	41,077	24,181,208
iShares Core S&P Mid-Cap ETF	70,893	4,417,343
iShares Core S&P Small-Cap ETF	18,971	2,185,839
iShares MSCI EAFE Growth ETF	17,221	1,667,509
iShares MSCI EAFE Value ETF	33,996	1,783,770
iShares MSCI Emerging Markets ex China ETF	22,664	1,256,719
	Shares/ Principal	Fair Value
EQUITY FUNDS - 63.2% (Continued)
iShares MSCI USA Momentum Factor ETF	6,442	$1,332,979
iShares MSCI USA Quality Factor ETF	29,533	5,259,237
iShares S&P 500 Growth ETF	37,606	3,818,137
iShares S&P 500 Value ETF	10,191	1,945,258
iShares U.S. Infrastructure ETF	6,589	305,005
iShares U.S. Technology ETF	15,796	2,519,778
TOTAL EQUITY FUNDS		57,438,848
TOTAL EXCHANGE TRADED FUNDS (Cost - $62,368,203)		86,413,746
SHORT-TERM INVESTMENTS - 5.0%
MONEY MARKET FUNDS - 5.0%
Dreyfus Government Cash Management, 4.36% (b)	3,650,877	3,650,877
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.38% (b)	883,525	883,525
TOTAL SHORT-TERM INVESTMENTS (Cost - $4,534,402)		4,534,402
TOTAL INVESTMENTS - 100.1% (Cost - $66,902,605)		$90,948,148
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(129,169)
TOTAL NET ASSETS - 100.0%		$90,818,979

(a)  The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(b)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio of Investments

December 31, 2024

	Shares/ Principal	Fair Value
VARIABLE INSURANCE TRUSTS - 78.1%
DEBT FUNDS - 20.3%
MFS Total Return Bond Series, Class I*	1,217,273	$13,998,641
EQUITY FUNDS - 57.8%
LVIP American Century Mid Cap Value Fund, Class II	65,494	1,287,411
LVIP American Century Value Fund, Class II	477,328	5,837,245
MFS Growth Series*	125,503	9,200,635
MFS Variable Insurance Trust II - MFS Research International Portfolio*	114,854	1,967,455
MFS VIT II - International Intrinsic Value Portfolio, Class I*	131,733	3,924,321
MFS VIT II Blended Research Core Equity Portfolio, Class I*	62,481	4,010,674
MFS VIT Mid Cap Growth Series*	140,276	1,290,538
Putnam VT Large Cap Growth Fund	263,781	4,740,144
Putnam VT Large Cap Value Fund	234,356	7,719,702
TOTAL EQUITY FUNDS		39,978,125
TOTAL VARIABLE INSURANCE TRUSTS (Cost - $41,472,408)		53,976,766
EXCHANGE TRADED FUNDS - 16.9%
DEBT FUNDS - 5.8%
iShares 1-5 Year Investment Grade Corporate Bond ETF	38,838	2,007,925
iShares Core U.S. Aggregate Bond ETF	20,421	1,978,795
TOTAL DEBT FUNDS		3,986,720
	Shares/ Principal	Fair Value
EQUITY FUNDS - 11.1%
iShares Core MSCI EAFE ETF	55,020	$3,866,806
iShares Core MSCI Emerging Markets ETF	12,270	640,739
iShares Core S&P Small-Cap ETF	27,318	3,147,580
TOTAL EQUITY FUNDS		7,655,125
TOTAL EXCHANGE TRADED FUNDS (Cost - $10,642,194)		11,641,845
SHORT-TERM INVESTMENTS - 5.0%
MONEY MARKET FUNDS - 5.0%
Dreyfus Government Cash Management, 4.36% (a)	3,296,140	3,296,140
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.38% (a)	186,303	186,303
TOTAL SHORT-TERM INVESTMENTS (Cost - $3,482,443)		3,482,443
TOTAL INVESTMENTS - 100.0% (Cost - $55,597,045)		$69,101,054
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(1,712)
TOTAL NET ASSETS - 100.0%		$69,099,342

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments

December 31, 2024

	Shares/ Principal	Fair Value
COMMON STOCKS - 62.0%
AEROSPACE & DEFENSE - 0.7%
Boeing Co. (The)*	4,186	$740,922
General Dynamics Corp.	1,906	502,212
RTX Corp.	5,161	597,231
Standardaero, Inc.*	13,185	326,461
		2,166,826
AIR FREIGHT & LOGISTICS - 0.3%
C.H. Robinson Worldwide, Inc.	7,757	801,453
AUTOMOBILE COMPONENTS - 0.0%†
Goodyear Tire & Rubber Co. (The)*	15,785	142,065
AUTOMOBILES - 0.4%
Tesla, Inc.*	3,386	1,367,402
BANKS - 2.3%
Citizens Financial Group, Inc.	25,196	1,102,577
Wells Fargo & Co.	85,109	5,978,056
		7,080,633
BIOTECHNOLOGY - 1.3%
AbbVie, Inc.	6,600	1,172,814
Alnylam Pharmaceuticals, Inc.*	414	97,418
Ascendis Pharma A/S, ADR*	639	87,971
Avidity Biosciences, Inc.*	3,392	98,639
Blueprint Medicines Corp.*	599	52,245
Crinetics Pharmaceuticals, Inc.*	1,560	79,763
Cytokinetics, Inc.*	7,409	348,519
Gilead Sciences, Inc.	3,465	320,062
Merus NV*	1,653	69,509
Newamsterdam Pharma Co. NV*	6,700	172,190
Regeneron Pharmaceuticals, Inc.*	357	254,302
REVOLUTION Medicines, Inc.*	2,706	118,360
Sarepta Therapeutics, Inc.*	481	58,485
Scholar Rock Holding Corp.*	1,454	62,842
Ultragenyx Pharmaceutical, Inc.*	1,708	71,856
United Therapeutics Corp.*	741	261,454
Vaxcyte, Inc.*	895	73,265
Vertex Pharmaceuticals, Inc.*	1,620	652,374
		4,052,068
BROADLINE RETAIL - 3.5%
Amazon.com, Inc.*	49,161	10,785,432
BUILDING PRODUCTS - 0.5%
AZEK Co., Inc. (The)*	11,136	528,626
Builders FirstSource, Inc.*	1,192	170,372
Fortune Brands Innovations, Inc.	4,305	294,161
Johnson Controls International PLC	4,923	388,572
Trane Technologies PLC	256	94,554
		1,476,285
	Shares/ Principal	Fair Value
CAPITAL MARKETS - 1.6%
Ares Management Corp., Class A	17,963	$3,179,990
Nasdaq, Inc.	24,563	1,898,965
		5,078,955
CHEMICALS - 1.1%
Arcadium Lithium PLC*	23,393	120,006
Cabot Corp.	3,533	322,598
Celanese Corp.	4,199	290,613
FMC Corp.	7,815	379,887
Ingevity Corp.*	4,702	191,607
Linde PLC	3,424	1,433,526
PPG Industries, Inc.	6,445	769,855
		3,508,092
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Clean Harbors, Inc.*	3,818	878,675
Waste Connections, Inc.	3,930	674,309
		1,552,984
CONSUMER FINANCE - 0.7%
American Express Co.	7,103	2,108,099
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.6%
US Foods Holding Corp.*	25,779	1,739,051
DISTRIBUTORS - 0.3%
Pool Corp.	2,454	836,667
ELECTRIC UTILITIES - 0.7%
NextEra Energy, Inc.	4,415	316,511
PG&E Corp.	93,991	1,896,739
		2,213,250
ELECTRICAL EQUIPMENT - 0.3%
Emerson Electric Co.	2,781	344,649
Vertiv Holdings Co., Class A	5,936	674,389
		1,019,038
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.2%
Flex Ltd.*	19,452	746,762
ENTERTAINMENT - 0.7%
Netflix, Inc.*	2,228	1,985,861
Spotify Technology SA*	653	292,139
		2,278,000
FINANCIAL SERVICES - 2.7%
Berkshire Hathaway, Inc., Class B*	8,748	3,965,293
Block, Inc.*	10,955	931,066
Corebridge Financial, Inc.	13,637	408,155
Equitable Holdings, Inc.	9,741	459,483
Mastercard, Inc., Class A	4,658	2,452,763
		8,216,760

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
FOOD PRODUCTS - 0.2%
Freshpet, Inc.*	4,672	$691,970
GAS UTILITIES - 0.3%
Atmos Energy Corp.	6,626	922,803
GROUND TRANSPORTATION - 1.0%
Knight-Swift Transportation Holdings, Inc.	22,547	1,195,893
Uber Technologies, Inc.*	32,567	1,964,441
		3,160,334
HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
Align Technology, Inc.*	519	108,217
Boston Scientific Corp.*	18,919	1,689,845
Edwards Lifesciences Corp.*	17,204	1,273,612
Intuitive Surgical, Inc.*	2,214	1,155,619
		4,227,293
HEALTH CARE PROVIDERS & SERVICES - 1.7%
Acadia Healthcare Co., Inc.*	6,271	248,645
agilon health, Inc.*	66,014	125,427
Cencora, Inc.	3,620	813,342
Centene Corp.*	3,375	204,458
Elevance Health, Inc.	966	356,357
HCA Healthcare, Inc.	1,629	488,944
Humana, Inc.	1,176	298,363
Molina Healthcare, Inc.*	748	217,705
UnitedHealth Group, Inc.	4,848	2,452,409
		5,205,650
HEALTH CARE REITS - 0.3%
Welltower, Inc.	8,450	1,064,954
HOTEL & RESORT REITS - 0.2%
Ryman Hospitality Properties, Inc.	5,800	605,172
HOTELS, RESTAURANTS & LEISURE - 1.5%
Chipotle Mexican Grill, Inc.*	23,877	1,439,783
Domino's Pizza, Inc.	941	394,994
Hyatt Hotels Corp., Class A	4,886	767,005
Royal Caribbean Cruises Ltd.	3,687	850,554
Starbucks Corp.	13,820	1,261,075
		4,713,411
HOUSEHOLD DURABLES - 0.3%
Champion Homes, Inc.*	5,106	449,839
Lennar Corp., Class A	2,997	408,701
		858,540
HOUSEHOLD PRODUCTS - 0.9%
Procter & Gamble Co. (The)	16,144	2,706,542
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.3%
Vistra Corp.	5,617	774,416
	Shares/ Principal	Fair Value
INSURANCE - 1.4%
American International Group, Inc.	20,306	$1,478,277
Arch Capital Group Ltd.	5,854	540,617
Assured Guaranty Ltd.	6,313	568,233
Everest Group Ltd.	3,070	1,112,752
Hamilton Insurance Group Ltd., Class B*	15,496	294,889
SiriusPoint Ltd.*	16,466	269,878
		4,264,646
INTERACTIVE MEDIA & SERVICES - 3.3%
Alphabet, Inc., Class A	49,035	9,282,325
Meta Platforms, Inc., Class A	1,337	782,827
		10,065,152
IT SERVICES - 0.4%
MongoDB, Inc.*	4,839	1,126,568
LIFE SCIENCES TOOLS & SERVICES - 0.8%
Agilent Technologies, Inc.	5,614	754,185
Danaher Corp.	5,193	1,192,053
ICON PLC*	2,095	439,342
		2,385,580
MACHINERY - 0.6%
Deere & Co.	867	367,348
Fortive Corp.	5,483	411,225
IDEX Corp.	3,458	723,725
Middleby Corp. (The)*	3,696	500,623
		2,002,921
MEDIA - 0.5%
New York Times Co. (The), Class A	9,863	513,369
Omnicom Group, Inc.	10,305	886,642
		1,400,011
METALS & MINING - 0.1%
Nucor Corp.	2,276	265,632
MULTI-UTILITIES - 0.6%
Sempra	20,738	1,819,137
OIL, GAS & CONSUMABLE FUELS - 2.4%
EQT Corp.	10,781	497,112
Exxon Mobil Corp.	31,417	3,379,527
Marathon Petroleum Corp.	5,418	755,811
Shell PLC, ADR	26,526	1,661,854
Targa Resources Corp.	6,028	1,075,998
		7,370,302
PASSENGER AIRLINES - 0.3%
Delta Air Lines, Inc.	12,832	776,336

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
PERSONAL CARE PRODUCTS - 0.7%
BellRing Brands, Inc.*	7,258	$546,818
elf Beauty, Inc.*	2,405	301,948
Haleon PLC, ADR	111,454	1,063,271
Kenvue, Inc.	6,969	148,788
		2,060,825
PHARMACEUTICALS - 2.2%
AstraZeneca PLC, ADR	12,376	810,876
Eli Lilly & Co.	3,980	3,072,560
GSK PLC, ADR	13,543	458,024
Merck & Co., Inc.	16,181	1,609,686
Novo Nordisk A/S, ADR	5,049	434,315
Structure Therapeutics, Inc., ADR*	6,728	182,463
Verona Pharma PLC, ADR*	3,101	144,011
		6,711,935
PROFESSIONAL SERVICES - 0.7%
Dayforce, Inc.*	13,425	975,192
KBR, Inc.	5,831	337,790
Science Applications International Corp.	2,082	232,726
TransUnion	8,134	754,103
		2,299,811
RESIDENTIAL REITS - 0.2%
Camden Property Trust	6,109	708,888
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.5%
Advanced Micro Devices, Inc.*	2,058	248,586
Broadcom, Inc.	23,715	5,498,086
Enphase Energy, Inc.*	5,302	364,141
First Solar, Inc.*	1,464	258,015
KLA Corp.	2,697	1,699,434
MKS Instruments, Inc.	1,200	125,268
NVIDIA Corp.	99,746	13,394,890
NXP Semiconductors NV	7,548	1,568,852
		23,157,272
SOFTWARE - 7.1%
Atlassian Corp., Class A*	3,598	875,681
BILL Holdings, Inc.*	11,706	991,615
HubSpot, Inc.*	1,258	876,537
Intuit, Inc.	2,716	1,707,006
Microsoft Corp.	30,676	12,929,934
SAP SE, ADR	4,699	1,156,941
ServiceNow, Inc.*	1,491	1,580,639
Synopsys, Inc.*	3,854	1,870,577
		21,988,930
SPECIALIZED REITS - 0.3%
Equinix, Inc.	974	918,375
	Shares/ Principal	Fair Value
SPECIALTY RETAIL - 0.9%
Abercrombie & Fitch Co., Class A*	3,294	$492,354
Boot Barn Holdings, Inc.*	3,027	459,559
O'Reilly Automotive, Inc.*	363	430,446
TJX Cos., Inc. (The)	10,547	1,274,183
		2,656,542
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.3%
Apple, Inc.	53,226	13,328,855
TOBACCO - 0.3%
Philip Morris International, Inc.	8,864	1,066,782
TRADING COMPANIES & DISTRIBUTORS - 0.2%
WESCO International, Inc.	2,852	516,098
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
T-Mobile US, Inc.	9,596	2,118,125
TOTAL COMMON STOCKS (Cost - $117,125,706)		191,109,630
U.S. TREASURY SECURITIES AND AGENCY BONDS - 14.8%
U.S. Treasury Bond
3.25%, 5/15/42	$45,000	36,643
3.38%, 8/15/42	441,500	364,841
4.00%, 11/15/42	762,700	686,996
3.88%, 2/15/43	581,500	513,628
3.88%, 5/15/43	759,700	669,337
4.38%, 8/15/43	383,300	361,036
4.75%, 11/15/43	425,700	420,761
4.50%, 2/15/44	297,400	284,156
4.63%, 5/15/44	200,200	194,288
4.13%, 8/15/44	747,200	676,917
3.00%, 11/15/44	610,000	463,481
4.63%, 11/15/44	119,700	116,184
2.50%, 2/15/45	1,115,500	774,880
2.88%, 8/15/45	545,000	402,449
2.50%, 5/15/46	805,000	548,847
3.00%, 5/15/47	355,900	263,352
2.75%, 8/15/47	320,000	225,350
2.38%, 5/15/51	251,500	158,425
2.88%, 5/15/52	811,700	568,634
4.00%, 11/15/52	555,100	484,347
3.63%, 2/15/53	478,300	389,273
3.63%, 5/15/53	629,100	512,274
4.13%, 8/15/53	536,300	478,459
4.75%, 11/15/53	514,800	510,135
4.25%, 2/15/54	175,600	160,468
4.63%, 5/15/54	550,200	535,499
4.25%, 8/15/54	461,300	422,017
4.50%, 11/15/54	1,045,000	998,138

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
U.S. TREASURY SECURITIES AND AGENCY BONDS - 14.8% (Continued)
U.S. Treasury Note
4.50%, 3/31/26	$236,500	$237,137
4.88%, 5/31/26	1,007,900	1,016,207
4.63%, 6/30/26	1,042,500	1,048,038
4.38%, 7/31/26	364,800	365,384
4.38%, 8/15/26	1,084,700	1,086,649
4.63%, 9/15/26	60,000	60,354
4.63%, 10/15/26	140,000	140,848
1.13%, 10/31/26	420,000	397,015
4.13%, 10/31/26	893,600	891,506
4.63%, 11/15/26	170,000	171,096
1.25%, 11/30/26	140,000	132,349
4.38%, 12/15/26	895,000	896,958
1.25%, 12/31/26	1,164,000	1,097,752
4.00%, 1/15/27	363,000	361,185
4.25%, 3/15/27	600,000	599,789
2.50%, 3/31/27	327,000	314,840
2.63%, 5/31/27	144,000	138,611
4.38%, 7/15/27	160,300	160,695
3.75%, 8/15/27	397,200	392,111
4.13%, 10/31/27	342,700	341,308
4.13%, 11/15/27	306,000	304,613
3.88%, 12/31/27	10,000	9,884
3.50%, 1/31/28	325,200	317,705
4.00%, 2/29/28	1,225,700	1,214,401
1.25%, 3/31/28	44,000	39,956
3.63%, 3/31/28	550,000	538,613
3.50%, 4/30/28	205,000	199,803
3.63%, 5/31/28	218,000	213,197
4.00%, 6/30/28	233,600	231,155
4.13%, 7/31/28	688,200	683,361
4.38%, 8/31/28	631,200	631,619
4.63%, 9/30/28	1,043,000	1,052,615
4.88%, 10/31/28	650,000	661,604
1.50%, 11/30/28	195,000	175,112
4.38%, 11/30/28	536,000	536,147
3.75%, 12/31/28 (a)	1,907,800	1,864,725
4.00%, 1/31/29	1,230,600	1,213,583
4.25%, 2/28/29	987,600	982,855
2.38%, 3/31/29	53,000	48,907
4.13%, 3/31/29	348,200	344,732
4.50%, 5/31/29	586,000	588,724
2.63%, 7/31/29	125,000	115,952
4.00%, 7/31/29	923,600	908,844
3.63%, 8/31/29	1,090,500	1,055,740
3.50%, 9/30/29	1,665,900	1,602,713
4.00%, 10/31/29	86,100	84,640
4.13%, 10/31/29	2,227,800	2,201,867
4.13%, 11/30/29	590,800	584,015
3.88%, 12/31/29	196,300	191,753
	Shares/ Principal	Fair Value
U.S. TREASURY SECURITIES AND AGENCY BONDS - 14.8% (Continued)
U.S. Treasury Note (continued)
4.38%, 12/31/29	$585,400	$585,034
3.50%, 4/30/30	112,000	107,166
3.75%, 5/31/30	129,000	124,843
3.75%, 6/30/30	254,000	245,685
4.00%, 7/31/30	101,200	99,065
4.13%, 8/31/30	276,800	272,507
3.75%, 12/31/30	521,000	501,910
4.63%, 4/30/31	214,600	216,394
4.63%, 5/31/31	200,500	202,129
3.75%, 8/31/31	217,800	208,654
3.63%, 9/30/31	172,800	164,194
3.88%, 8/15/34	1,620,500	1,532,639
4.25%, 11/15/34	659,700	642,692
TOTAL U.S. TREASURY SECURITIES AND AGENCY BONDS (Cost - $47,678,063)		45,572,394
AGENCY MORTGAGE BACKED SECURITIES - 9.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.1%
Freddie Mac Gold Pool
3.00%, 9/1/28	1,289	1,255
2.50%, 10/1/28	2,578	2,500
2.50%, 12/1/31	21,416	19,991
3.50%, 11/1/34	23,407	21,621
3.00%, 2/1/43	15,435	13,651
3.50%, 10/1/43	7,746	7,029
4.00%, 8/1/44	4,861	4,547
3.00%, 11/1/46	464,487	405,961
3.00%, 12/1/46	118,545	103,611
Freddie Mac Pool
4.50%, 1/1/38	137,053	134,125
4.50%, 5/1/38	28,488	27,815
2.00%, 11/1/41	231,275	193,569
2.50%, 2/1/42	435,600	374,293
4.00%, 4/1/47	8,483	8,012
4.00%, 11/1/48	150,221	140,114
4.50%, 11/1/48	8,381	7,898
4.00%, 5/1/49	23,789	22,322
4.00%, 7/1/49	28,074	26,229
4.50%, 8/1/49	17,521	16,783
2.50%, 1/1/51	231,714	191,404
2.00%, 2/1/51	126,835	99,075
2.00%, 3/1/51	174,278	136,124
2.00%, 5/1/51	2,055,372	1,613,055
2.00%, 5/1/51	119,454	93,881
2.50%, 7/1/51	641,610	529,308
2.00%, 4/1/52	1,201,423	949,985
4.50%, 8/1/52	425,979	402,671
5.00%, 8/1/52	207,956	201,164
5.00%, 10/1/52	810,589	782,334

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.1% (Continued)
Freddie Mac Pool (continued)
5.00%, 1/1/53	$202,032	$195,116
5.50%, 1/1/53	84,300	83,542
5.50%, 2/1/53	31,317	30,905
5.50%, 3/1/53	51,505	50,989
5.50%, 6/1/53	424,194	418,612
5.50%, 7/1/53	162,758	160,616
5.50%, 8/1/53	370,545	365,725
6.00%, 8/1/53	442,877	445,162
5.50%, 9/1/53	168,323	166,108
5.50%, 9/1/53	51,524	51,104
6.00%, 10/1/53	73,095	73,456
5.50%, 11/1/53	256,578	253,236
6.50%, 11/1/53	541,407	553,318
		9,378,216
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.5%
Fannie Mae or Freddie Mac
5.50%, 1/1/40 (b)	788,000	791,324
3.50%, 1/1/55 (b)	601,000	531,134
6.00%, 1/1/55 (b)	329,000	330,439
Fannie Mae Pool
2.50%, 4/1/28	3,570	3,468
3.00%, 10/1/28	2,294	2,232
2.50%, 2/1/30	8,570	8,180
2.50%, 6/1/30	26,689	25,217
2.50%, 10/1/31	53,071	50,175
2.50%, 12/1/31	5,718	5,358
4.50%, 1/1/38	143,011	139,920
4.50%, 4/1/38	295,264	288,296
2.50%, 2/1/41	58,305	50,060
2.00%, 4/1/41	129,828	108,654
2.00%, 5/1/41	145,327	121,628
2.00%, 7/1/41	273,252	228,698
1.50%, 11/1/41	297,492	239,696
3.00%, 6/1/43	185,764	163,945
3.00%, 7/1/43	24,232	21,087
4.00%, 11/1/43	8,564	8,042
4.00%, 1/1/46	119,151	111,421
4.00%, 2/1/46	136,349	127,503
4.00%, 3/1/46	13,665	12,767
3.00%, 10/1/46	629,647	549,502
4.50%, 7/1/48	24,906	23,917
4.50%, 11/1/48	10,858	10,439
4.00%, 1/1/49	17,607	16,467
4.00%, 8/1/49	7,416	6,940
4.50%, 10/1/50	8,244	7,866
2.00%, 11/1/50	283,769	222,619
2.00%, 12/1/50	300,908	235,432
2.00%, 2/1/51	67,140	52,765
	Shares/ Principal	Fair Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.5% (Continued)
Fannie Mae Pool (continued)
2.00%, 4/1/51	$164,508	$129,291
2.50%, 5/1/51	527,892	433,618
3.50%, 7/1/51	647,083	578,717
2.50%, 8/1/51	702,562	582,308
4.00%, 8/1/51	17,038	16,040
2.00%, 9/1/51	188,285	149,013
3.00%, 10/1/51	366,341	315,757
2.50%, 11/1/51	585,960	488,600
2.50%, 12/1/51	131,393	108,040
2.50%, 1/1/52	341,354	281,009
4.50%, 7/1/52	426,218	402,110
4.00%, 8/1/52	208,571	190,633
4.50%, 8/1/52	22,498	21,228
5.00%, 8/1/52	39,114	37,916
4.50%, 9/1/52	122,435	116,046
4.50%, 9/1/52	11,500	10,922
5.00%, 9/1/52	39,201	37,933
5.00%, 9/1/52	18,727	18,153
4.00%, 10/1/52	205,564	189,460
5.00%, 10/1/52	38,130	36,907
5.50%, 10/1/52	389,012	385,433
4.50%, 11/1/52	26,074	24,790
5.50%, 1/1/53	190,947	188,610
5.50%, 8/1/53	51,080	50,503
5.50%, 9/1/53	116,769	115,260
6.00%, 9/1/53	1,172,563	1,179,069
Federal National Mortgage Association, 3.00%, 1/1/55 (b)	332,000	281,422
		10,863,979
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.6%
Ginnie Mae
2.00%, 1/20/55 (b)	325,000	259,035
3.00%, 1/20/55 (b)	844,000	730,192
Ginnie Mae II Pool
3.00%, 12/20/42	12,105	10,762
3.50%, 7/20/43	12,900	11,699
4.00%, 12/20/44	4,187	3,942
4.00%, 8/20/48	10,707	9,981
4.00%, 9/20/48	24,214	22,620
4.00%, 10/20/48	10,454	9,745
3.00%, 11/20/49	139,085	121,549
2.00%, 12/20/50	685,518	547,450
2.00%, 1/20/51	178,120	142,082
2.00%, 2/20/51	156,890	125,321
2.50%, 3/20/51	174,292	145,197
3.00%, 7/20/51	590,605	511,849
2.50%, 8/20/51	672,099	559,928
2.50%, 10/20/51	399,521	332,832

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.6% (Continued)
Ginnie Mae (continued)
3.50%, 1/20/52	$703,965	$629,910
3.50%, 3/20/52	365,660	328,380
4.00%, 4/20/52	150,060	138,323
4.00%, 5/20/52	429,510	395,916
4.00%, 8/20/52	405,294	374,550
4.50%, 8/20/52	1,566,651	1,485,109
Government National Mortgage Association, 5.00%, 1/20/55 (b)	1,085,000	1,052,111
		7,948,483
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $29,834,293)		28,190,678
CORPORATE BONDS AND NOTES - 7.3%
AEROSPACE & DEFENSE - 0.2%
Boeing Co. (The), 6.86%, 5/1/54	289,000	307,761
Heico Corp., 5.35%, 8/1/33	315,000	314,324
		622,085
APPAREL - 0.2%
Tapestry, Inc., 5.10%, 3/11/30	507,000	501,223
AUTO MANUFACTURERS - 0.0%†
Daimler Truck Finance North America LLC, 5.15%, 1/16/26 (c)	150,000	150,500
BANKS - 1.4%
Canadian Imperial Bank of Commerce
5.24%, 6/28/27	290,000	293,076
4.51%, (SOFR + 0.93%), 9/11/27 (d)	230,000	228,963
4.63%, (SOFR + 1.34%), 9/11/30 (d)	270,000	264,512
Citizens Financial Group, Inc., 5.84%, (SOFR + 2.01%), 1/23/30 (d)	90,000	91,384
Commonwealth Bank of Australia, 5.07%, 9/14/28 (c)	500,000	505,500
Credit Agricole SA, 4.63%, (SOFR + 1.21%), 9/11/28 (c),(d)	295,000	291,266
Danske Bank A/S
1.62%, (US 1 Year CMT T-Note + 1.35%), 9/11/26 (c),(d)	435,000	424,898
5.71%, (US 1 Year CMT T-Note + 1.40%), 3/1/30 (c),(d)	205,000	207,826
JPMorgan Chase & Co., 2.07%, (SOFR + 1.02%), 6/1/29 (d)	10,000	9,089
Lloyds Banking Group PLC, 5.09%, (US 1 Year CMT T-Note + 0.85%), 11/26/28 (d)	205,000	205,203
Morgan Stanley, 5.47%, (SOFR + 1.73%), 1/18/35 (d)	150,000	149,177
Standard Chartered PLC, 5.01%, (US 1 Year CMT T-Note + 1.15%), 10/15/30 (c),(d)	220,000	216,117
UBS AG, 7.50%, 2/15/28	544,000	582,552
	Shares/ Principal	Fair Value
BANKS - 1.4% (Continued)
UBS Group AG, 6.30%, (US 1 Year CMT T-Note + 2.00%), 9/22/34 (c),(d)	$200,000	$209,234
Wells Fargo & Co.
6.30%, (SOFR + 1.79%), 10/23/29 (d)	330,000	343,393
4.90%, (SOFR + 2.10%), 7/25/33 (d)	368,000	355,346
		4,377,536
BEVERAGES - 0.0%†
Coca-Cola Consolidated, Inc., 5.45%, 6/1/34	115,000	115,827
COMMERCIAL SERVICES - 0.2%
Ashtead Capital, Inc.
5.50%, 8/11/32 (c)	200,000	197,477
5.95%, 10/15/33 (c)	200,000	202,421
5.80%, 4/15/34 (c)	200,000	200,203
		600,101
DIVERSIFIED FINANCIAL SERVICES - 0.4%
Capital One Financial Corp.
7.15%, (SOFR + 2.44%), 10/29/27 (d)	105,000	108,962
6.31%, (SOFR + 2.64%), 6/8/29 (d)	165,000	170,410
5.70%, (SOFR + 1.91%), 2/1/30 (d)	75,000	76,025
7.62%, (SOFR + 3.07%), 10/30/31 (d)	19,000	20,982
6.05%, (SOFR + 2.26%), 2/1/35 (d)	30,000	30,489
5.88%, (SOFR + 1.99%), 7/26/35 (d)	776,000	780,725
		1,187,593
ELECTRIC - 0.8%
Alabama Power Co., 1.45%, 9/15/30	30,000	24,832
Emera US Finance LP
2.64%, 6/15/31	200,000	169,172
4.75%, 6/15/46	58,000	48,077
Eversource Energy, 5.95%, 7/15/34	330,000	338,153
FirstEnergy Pennsylvania Electric Co.
5.15%, 3/30/26 (c)	10,000	10,026
5.20%, 4/1/28 (c)	15,000	15,070
Georgia Power Co.
4.70%, 5/15/32	216,000	210,234
4.75%, 9/1/40	65,000	59,325
Pacific Gas and Electric Co.
4.50%, 7/1/40	717,150	619,684
6.75%, 1/15/53	179,000	195,361
SCE Recovery Funding LLC
0.86%, 11/15/31	80,652	70,430
1.94%, 5/15/38	50,000	36,794
2.51%, 11/15/43	30,000	20,066
Sempra, 4.13%, (US 5 Year CMT T-Note + 2.87%), 4/1/52 (d)	251,000	239,525
Texas Electric Market Stabilization Funding N LLC, 4.27%, 8/1/34 (c)	321,737	311,158
		2,367,907

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
ENTERTAINMENT - 0.2%
Warnermedia Holdings, Inc.
4.28%, 3/15/32	$216,000	$190,403
5.14%, 3/15/52	386,000	288,163
		478,566
FOOD - 0.1%
Tyson Foods, Inc., 5.70%, 3/15/34	446,000	452,066
GAS - 0.0%†
Southern Co. Gas Capital Corp., 5.75%, 9/15/33	145,000	148,724
HEALTHCARE-PRODUCTS - 0.1%
Smith & Nephew PLC, 5.40%, 3/20/34	320,000	317,552
HEALTHCARE-SERVICES - 0.2%
Children's Hospital/DC, 2.93%, 7/15/50	85,000	53,420
Memorial Sloan-Kettering Cancer Center, 2.96%, 1/1/50	20,000	13,130
Providence St Joseph Health Obligated Group, 5.40%, 10/1/33	180,000	179,872
Toledo Hospital (The), 5.75%, 11/15/38	75,000	73,792
UnitedHealth Group, Inc.
5.50%, 7/15/44	168,000	163,268
5.75%, 7/15/64	31,000	30,230
		513,712
INSURANCE - 0.6%
Arthur J Gallagher & Co.
4.85%, 12/15/29	35,000	34,823
5.15%, 2/15/35	50,000	48,818
Athene Global Funding, 5.58%, 1/9/29 (c)	445,000	449,994
Beacon Funding Trust, 6.27%, 8/15/54 (c)	140,000	138,339
Brighthouse Financial Global Funding, 5.65%, 6/10/29 (c)	393,000	396,169
CNO Global Funding, 4.88%, 12/10/27 (c)	65,000	64,694
Corebridge Global Funding
5.90%, 9/19/28 (c)	55,000	56,543
5.20%, 6/24/29 (c)	435,000	437,304
Pricoa Global Funding I, 4.65%, 8/27/31 (c)	150,000	145,765
		1,772,449
INVESTMENT COMPANIES - 0.1%
Abu Dhabi Developmental Holding Co. PJSC, 4.38%, 10/2/31 (c)	365,000	349,220
MEDIA - 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90%, 6/1/52	155,000	99,669
5.25%, 4/1/53	160,000	129,332
6.83%, 10/23/55	170,000	165,644
Comcast Corp., 3.25%, 11/1/39	278,000	210,858
		605,503
	Shares/ Principal	Fair Value
MINING - 0.6%
Anglo American Capital PLC
2.63%, 9/10/30 (c)	$200,000	$173,422
5.75%, 4/5/34 (c)	200,000	201,283
6.00%, 4/5/54 (c)	200,000	197,651
Glencore Funding LLC
5.37%, 4/4/29 (c)	160,000	161,317
6.38%, 10/6/30 (c)	709,000	744,651
5.63%, 4/4/34 (c)	255,000	254,113
5.89%, 4/4/54 (c)	85,000	82,600
		1,815,037
PASSENGER AIRLINES - 0.0%†
United Airlines 2016-1 Class AA Pass-Through Trust, 3.10%, 7/7/28	63,064	59,634
United Airlines 2018-1 Class B Pass Through Trust, 4.60%, 3/1/26	15,472	15,212
		74,846
PIPELINES - 0.6%
Columbia Pipelines Holding Co. LLC
5.10%, 10/1/31 (c)	115,000	112,195
5.68%, 1/15/34 (c)	60,000	59,272
Columbia Pipelines Operating Co. LLC
5.93%, 8/15/30 (c)	80,000	82,376
6.50%, 8/15/43 (c)	138,000	143,301
Energy Transfer LP, 5.55%, 5/15/34	160,000	159,181
Gray Oak Pipeline LLC
2.60%, 10/15/25 (c)	144,000	141,410
3.45%, 10/15/27 (c)	25,000	23,795
Greensaif Pipelines Bidco Sarl
5.85%, 2/23/36 (c)	200,000	197,403
6.10%, 8/23/42 (c)	300,000	292,503
ONEOK, Inc., 4.75%, 10/15/31	140,000	135,457
Whistler Pipeline LLC
5.40%, 9/30/29 (c)	278,000	276,925
5.70%, 9/30/31 (c)	190,000	189,824
		1,813,642
REITS - 0.4%
American Tower Corp., 5.00%, 1/31/30	105,000	104,404
GLP Capital LP / GLP Financing II, Inc., 6.75%, 12/1/33	369,000	390,623
Prologis Targeted US Logistics Fund LP, 5.25%, 1/15/35 (c)	415,000	407,677
SBA Tower Trust
2.84%, 1/15/25 (c)	100,000	99,896
1.88%, 1/15/26 (c)	95,000	91,744
1.63%, 11/15/26 (c)	115,000	107,811
WEA Finance LLC
2.88%, 1/15/27 (c)	30,000	28,491
3.50%, 6/15/29 (c)	70,000	64,522
		1,295,168

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
SEMICONDUCTORS - 0.4%
Foundry JV Holdco LLC
6.15%, 1/25/32 (c)	$406,000	$409,724
5.88%, 1/25/34 (c)	400,000	391,407
6.25%, 1/25/35 (c)	200,000	201,371
Intel Corp., 5.60%, 2/21/54	156,000	137,055
		1,139,557
SOFTWARE - 0.4%
Constellation Software, Inc.
5.16%, 2/16/29 (c)	45,000	45,206
5.46%, 2/16/34 (c)	566,000	567,951
Oracle Corp.
3.65%, 3/25/41	286,000	223,242
4.13%, 5/15/45	30,000	23,686
3.60%, 4/1/50	62,000	43,476
6.90%, 11/9/52	60,000	67,333
5.55%, 2/6/53	197,000	186,535
5.38%, 9/27/54	10,000	9,216
4.10%, 3/25/61	22,000	15,843
		1,182,488
TELECOMMUNICATIONS - 0.2%
AT&T, Inc.
3.50%, 6/1/41	125,000	95,874
4.30%, 12/15/42	374,000	311,482
3.50%, 9/15/53	212,000	142,829
3.85%, 6/1/60	33,000	22,875
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.74%, 3/20/25 (c)	25,625	25,611
		598,671
TOTAL CORPORATE BONDS AND NOTES (Cost - $22,613,061)		22,479,973
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 2.2%
Angel Oak Mortgage Trust 2019-6, 2.62%, 11/25/59 (c),(e)	7,834	7,655
Banc of America Commercial Mortgage Trust 2015-UBS7, 3.71%, 9/15/48	155,000	152,627
Castlelake Aircraft Structured Trust 2019-1A, 3.97%, 4/15/39 (c)	125,510	115,803
CF Hippolyta Issuer LLC
1.53%, 3/15/61 (c)	311,008	295,119
5.97%, 8/15/62 (c)	97,713	96,959
CFMT 2021-AL1 LLC, 1.39%, 9/22/31 (c)	88,595	87,833
Connecticut Avenue Security Trust, 6.12%, (SOFR + 1.55%), 10/25/41 (c),(d)	55,125	55,344
Credit Suisse First Boston Mortgage Securities Corp., 4.50%, 7/25/20	4,448	3,947
Enterprise Fleet Financing 2023-3 LLC, 6.40%, 3/20/30 (c)	297,713	303,138
	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 2.2% (Continued)
Fannie Mae REMICS
3.50%, 6/25/44	$39,132	$37,778
3.00%, 1/25/45	128,189	112,965
3.00%, 12/25/45	195,618	176,812
1.50%, 10/25/49	191,803	143,254
3.00%, 12/25/54	266,195	249,598
Flagstar Mortgage Trust 2018-3INV, 4.00%, 5/25/48 (c),(e)	62,902	56,735
Flagstar Mortgage Trust 2021-9INV, 2.00%, 9/25/41 (c),(e)	130,437	111,524
Ford Credit Auto Owner Trust 2021-REV1, 1.61%, 10/17/33 (c)	100,000	95,550
Freddie Mac Multifamily Structured Pass Through Certificates, 2.40%, 3/25/32	280,000	238,510
Freddie Mac REMICS
4.00%, 9/15/41	174,074	164,664
1.75%, 9/15/42	174,524	162,549
3.00%, 6/15/45	200,358	185,175
4.00%, 7/15/48	127,479	114,377
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2019-3, 3.50%, 10/25/58	76,201	73,150
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2021-1, 2.50%, 9/25/60	506,426	409,503
Government National Mortgage Association
2.50%, 10/20/49	395,249	322,962
5.37%, (1 Month US Libor + 0.71%), 5/20/65 (d)	23,764	23,693
5.39%, (1 Month US Libor + 0.73%), 8/20/65 (d)	31,864	31,817
5.47%, (1 Month US Libor + 0.81%), 10/20/65 (d)	25	24
5.77%, (1 Month US Libor + 1.11%), 12/20/65 (d)	29,710	29,784
GSR Mortgage Loan Trust 2005-AR6, 5.33%, 9/25/35 (e)	2,989	2,829
Home Partners of America Trust 2021-2, 2.30%, 12/17/26 (c)	326,591	306,994
Horizon Aircraft Finance III Ltd., 2019-2, 3.43%, 11/15/39 (c)	161,570	151,058
Kubota Credit Owner Trust 2023-2, 5.28%, 1/18/28 (c)	240,000	242,776
Metlife Securitization Trust, 3.00%, 4/25/55 (c),(e)	33,322	31,470
Mill City Mortgage Loan Trust 2017-3, 2.75%, 1/25/61 (c),(e)	3,585	3,563
Navient Private Education Refi Loan Trust 2023-A, 5.51%, 10/15/71 (c)	255,109	253,089
New Economy Assets Phase 1 Sponsor LLC, 1.91%, 10/20/61 (c)	275,000	253,721
New Residential Mortgage Loan Trust 2019-RPL3, 2.75%, 7/25/59 (c),(e)	34,462	32,556
Retained Vantage Data Centers Issuer LLC, 5.00%, 9/15/48 (c)	507,000	499,432

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 2.2% (Continued)
SFS Auto Receivables Securitization Trust 2023-1, 5.89%, 3/22/27 (c)	$28,231	$28,275
Structured Adjustable Rate Mortgage Loan Trust
7.20%, 2/25/34 (e)	1,495	1,469
5.75%, 9/25/34 (e)	1,199	1,176
Texas Natural Gas Securitization Finance Corp.
5.10%, 4/1/35	176,112	176,482
5.17%, 4/1/41	145,000	142,794
Towd Point Mortgage Trust 2017-4, 2.75%, 6/25/57 (c),(e)	31,562	30,373
Towd Point Mortgage Trust 2018-1, 3.00%, 1/25/58 (c),(e)	8,854	8,669
Volkswagen Auto Lease Trust 2024-A, 5.21%, 6/21/27	190,000	191,801
Wells Fargo Commercial Mortgage Trust 2015-NXS1, 3.15%, 5/15/48	250,000	245,052
Wheels Fleet Lease Funding 1 LLC
6.46%, 8/18/38 (c)	205,790	209,506
4.87%, 6/21/39 (c)	250,000	250,660
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $7,225,916)		6,922,594
MUNICIPAL BONDS - 0.4%
Golden State Tobacco Securitization Corp., 3.00%, 6/1/46	35,000	32,513
Illinois Municipal Electric Agency, 6.83%, 2/1/35	180,000	188,608
Kansas Development Finance Authority, 5.37%, 5/1/26	40,000	40,289
Metropolitan Transportation Authority
6.20%, 11/15/26	5,000	5,067
6.81%, 11/15/40	180,000	193,136
5.18%, 11/15/49	5,000	4,294
Philadelphia Authority for Industrial Development, 6.55%, 10/15/28	270,000	284,598
State of Illinois, 5.10%, 6/1/33	470,588	463,948
University of California, 1.61%, 5/15/30	20,000	17,033
TOTAL MUNICIPAL BONDS (Cost - $1,331,225)		1,229,486
EXCHANGE TRADED FUNDS - 0.4%
EQUITY FUNDS - 0.4%
SPDR S&P 500 ETF Trust (Cost - $1,120,167)	1,887	1,105,933
	Shares/ Principal	Fair Value
SOVEREIGN DEBTS - 0.2%
Israel Government International Bond, 5.38%, 3/12/29	$325,000	$324,003
Mexico Government International Bond, 6.75%, 9/27/34	277,000	280,413
TOTAL SOVEREIGN DEBTS (Cost - $626,230)		604,416
SHORT-TERM INVESTMENTS - 4.8%
MONEY MARKET FUNDS - 4.8%
Dreyfus Government Cash Management, 4.36% (f)	11,239,809	11,239,809
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.38% (f)	3,652,473	3,652,473
TOTAL SHORT-TERM INVESTMENTS (Cost - $14,892,282)		14,892,282
TOTAL INVESTMENTS - 101.3% (Cost - $242,446,943)		$312,107,386
OTHER ASSETS LESS LIABILITIES - NET (1.3)%		(4,105,035)
TOTAL NET ASSETS - 100.0%		$308,002,351

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  A portion of these investments, valued at $109,568, is held as collateral for derivative investments.

(b)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(c)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2024, these securities amounted to $14,282,978 or 4.6% of net assets.

(d)  Variable rate or fixed to variable rate security. The rate shown is the rate in effect at period end.

(e)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(f)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CMT - Treasury Constant Maturity Rate

Libor - London Interbank Offer Rate

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

SOFR - Secured Overnight Financing Rate

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2024

FORWARD SALES CONTRACTS
At December 31, 2024, the Fund had the following forward sales contracts:
Description	Interest Rate	Maturity Date*	Settlement Date	Principal Amount	Value
Fannie Mae or Freddie Mac	4.50%	TBA – 30Yr	1/1/2040	$(523,000)	$(510,415)
Fannie Mae or Freddie Mac	2.00%	TBA – 30Yr	1/1/2055	(345,000)	(267,753)
Fannie Mae or Freddie Mac	4.00%	TBA – 30Yr	1/1/2055	(789,000)	(720,579)
Fannie Mae or Freddie Mac	4.50%	TBA – 30Yr	1/1/2055	(912,000)	(856,995)
(PROCEEDS RECEIVABLE: $(2,393,136))					$(2,355,742)

*  TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date.The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 2 Year Note Future	JP Morgan Securities LLC	13	3/31/2025	$2,672,922	$4,383
SHORT FUTURES CONTRACTS
U.S. 10 Year Ultra Future	JP Morgan Securities LLC	2	3/20/2025	222,625	2,609
U.S. 5 Year Note Future	JP Morgan Securities LLC	6	3/31/2025	637,828	8,141
					10,750
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$15,133
AFFILIATED ISSUER TRANSACTIONS

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value at 12/31/23	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Dividend Income	Capital Gain Distributions	Number of Shares at 12/31/24	Value at 12/31/24
Bridgebio Pharma, Inc.*	$61,080	$-	$(43,343)	$1,670	$(19,407)	$-	$-	-	$-
KKR Co., Inc.	825,600	-	(828,252)	228,146	(225,494)	-	-	-	-
	$886,680	$-	$(871,595)	$229,816	$(244,901)	$-	$-	-	$-

*  Security not deemed as an affiliated issuer at December 31, 2023.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities

December 31, 2024

Assets:	Global Atlantic American Funds® Managed Risk Portfolio	Global Atlantic Balanced Managed Risk Portfolio	Global Atlantic BlackRock Selects Managed Risk Portfolio	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Investments in securities, at cost	$126,719,067	$57,924,993	$131,025,970	$117,382,902
Investments in securities, at fair value	$148,231,641	$72,290,287	$148,180,590	$181,342,842
Deposit with broker for futures contracts	28,592	27,239	41,175	25,877
Segregated cash for swap contracts	-	-	-	308
Unrealized appreciation on futures contracts, net	-	-	-	40,044
Unrealized appreciation on swap contracts, net	-	-	-	37,229
Receivable for securities sold	-	-	-	85,449
Interest and dividends receivable	27,627	15,691	32,988	490,490
Prepaid expenses	33,767	16,896	33,997	40,707
Total Assets	148,321,627	72,350,113	148,288,750	182,062,946
Liabilities:
Premiums received on open swap contracts, net	-	-	-	24,183
Due to custodian	-	136	-	1,491
Due to foreign custodian (cost $-, $-, $- and $-, respectively)	-	-	-	221
Payable for securities purchased	-	-	-	6,343,435
Payable for portfolio shares redeemed	11,440	6,035	123,885	167,793
Accrued distribution (12b-1) fees	32,072	15,707	32,235	38,239
Accrued investment advisory fees	69,531	38,442	70,918	137,967
Regulatory and compliance fees payable	756	395	759	932
Administrative service fees payable	7,688	3,831	7,779	9,316
Accrued expenses and other liabilities	15,669	8,534	15,962	26,363
Total Liabilities	137,156	73,080	251,538	6,749,940
Net Assets	$148,184,471	$72,277,033	$148,037,212	$175,313,006
Composition of Net Assets:
Paid-in capital	$124,406,032	$57,402,483	$120,497,583	$83,719,867
Total distributable earnings	23,778,439	14,874,550	27,539,629	91,593,139
Net Assets	$148,184,471	$72,277,033	$148,037,212	$175,313,006
Class II Shares:
Net Assets	$148,184,471	$72,277,033	$148,037,212	$175,313,006
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	13,004,807	5,845,101	12,570,931	12,412,362
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.39	$12.37	$11.78	$14.12

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2024

Assets:	Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic Select Advisor Managed Risk Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio
Investments in securities, at cost	$173,896,880	$66,902,605	$55,597,045	$242,446,943
Investments in securities, at fair value	$272,647,864	$90,948,148	$69,101,054	$312,107,386
Deposit with broker for futures contracts	424,324	44,805	26,291	22,979
Unrealized appreciation on futures contracts, net	19,603	-	-	15,133
Receivable for securities sold	-	-	-	2,622,610
Interest and dividends receivable	42,960	17,414	12,818	1,036,168
Dividend tax reclaim receivable	-	-	-	16,039
Prepaid expenses	63,202	20,702	15,649	70,107
Total Assets	273,197,953	91,031,069	69,155,812	315,890,422
Liabilities:
Forward sales contracts, at fair value (proceeds receivable $-, $-, $- and $(2,393,136), respectively)	-	-	-	2,355,742
Payable for securities purchased	5,482	-	-	4,823,336
Payable for portfolio shares redeemed	50,685	131,203	11,015	345,029
Accrued distribution (12b-1) fees	60,279	19,740	15,033	66,870
Accrued investment advisory fees	133,532	46,028	19,089	238,592
Regulatory and compliance fees payable	1,392	437	348	1,573
Administrative service fees payable	14,660	4,733	3,630	16,072
Accrued expenses and other liabilities	29,777	9,949	7,355	40,857
Total Liabilities	295,807	212,090	56,470	7,888,071
Net Assets	$272,902,146	$90,818,979	$69,099,342	$308,002,351
Composition of Net Assets:
Paid-in capital	$141,025,452	$57,482,412	$50,280,228	$193,388,335
Total distributable earnings	131,876,694	33,336,567	18,819,114	114,614,016
Net Assets	$272,902,146	$90,818,979	$69,099,342	$308,002,351
Class II Shares:
Net Assets	$272,902,146	$90,818,979	$69,099,342	$308,002,351
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	19,263,729	6,966,367	5,628,470	21,185,417
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$14.17	$13.04	$12.28	$14.54

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations

For the Year Ended December 31, 2024

	Global Atlantic American Funds® Managed Risk Portfolio	Global Atlantic Balanced Managed Risk Portfolio	Global Atlantic BlackRock Selects Managed Risk Portfolio	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Investment Income:
Dividend income	$3,768,639	$2,051,297	$5,373,674	$2,260,640
Interest income	358,406	170,036	341,657	2,591,329
Total Investment Income	4,127,045	2,221,333	5,715,331	4,851,969
Expenses:
Investment advisory fee	1,423,834	440,811	876,758	1,629,565
Distribution fees (12b-1) - Class II Shares	395,509	200,369	398,526	479,284
Administrative service fees	51,918	26,302	52,314	62,915
Legal fees	49,970	25,430	50,327	56,313
Trustees fees	18,764	9,612	18,945	22,821
Custody fees	2,491	4,199	3,153	29,333
Regulatory and compliance fees	7,517	3,830	7,566	9,128
Miscellaneous expenses	60,762	29,971	61,462	65,843
Total Expenses	2,010,765	740,524	1,469,051	2,355,202
Expenses waived	(634,392)	(3,167)	-	(73,812)
Net Expenses	1,376,373	737,357	1,469,051	2,281,390
Net Investment Income	2,750,672	1,483,976	4,246,280	2,570,579
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	6,997,802	6,684,783	19,214,065	27,312,140
Futures contracts	(549,373)	(526,362)	(1,087,120)	(1,911,969)
Swap contracts	-	-	-	(20,076)
Forward foreign currency contracts	-	-	-	5,233
Foreign currency translations	-	-	-	1
Capital gain distributions from underlying funds	1,725,150	-	-	-
	8,173,579	6,158,421	18,126,945	25,385,329
Net change in unrealized appreciation/(depreciation) on:
Investments	5,871,710	(981,684)	(6,521,553)	(14,768,548)
Futures contracts	-	-	-	15,166
Swap contracts	-	-	-	14,209
Forward foreign currency contracts	-	-	-	(13,461)
Foreign currency translations	-	-	-	510
	5,871,710	(981,684)	(6,521,553)	(14,752,124)
Net Realized and Change in Unrealized Gain	14,045,289	5,176,737	11,605,392	10,633,205
Net Increase in Net Assets Resulting from Operations	$16,795,961	$6,660,713	$15,851,672	$13,203,784

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2024

	Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic Select Advisor Managed Risk Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio
Investment Income:
Dividend income *	$5,447,452	$2,125,305	$1,713,001	$2,068,368
Interest income	634,179	214,246	175,406	5,477,748
Total Investment Income	6,081,631	2,339,551	1,888,407	7,546,116
Expenses:
Investment advisory fee	1,637,928	528,447	665,621	2,803,038
Distribution fees (12b-1) - Class II Shares	744,513	240,203	184,895	824,422
Administrative service fees	97,731	31,531	24,271	108,221
Legal fees	93,840	30,205	23,307	104,039
Trustees fees	35,135	11,341	8,740	39,022
Custody fees	6,995	3,926	1,327	51,819
Regulatory and compliance fees	14,117	4,537	3,505	15,651
Miscellaneous expenses	111,326	36,661	27,706	114,910
Total Expenses	2,741,585	886,851	939,372	4,061,122
Expenses waived	(120,900)	(2,903)	(466,042)	(136,872)
Net Expenses	2,620,685	883,948	473,330	3,924,250
Net Investment Income	3,460,946	1,455,603	1,415,077	3,621,866
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	37,433,529	9,995,223	3,623,250	45,855,016
Investments in affiliated securities	-	-	-	229,816
Futures contracts	(5,457,085)	(986,820)	(388,488)	(2,107,370)
Capital gain distributions from underlying funds	-	-	2,232,631	-
	31,976,444	9,008,403	5,467,393	43,977,462
Net change in unrealized appreciation/(depreciation) on:
Investments	330,116	(807,955)	1,768,265	(8,472,896)
Investments in affiliated securities	-	-	-	(244,901)
Futures contracts	19,603	-	-	(38,875)
	349,719	(807,955)	1,768,265	(8,756,672)
Net Realized and Change in Unrealized Gain	32,326,163	8,200,448	7,235,658	35,220,790
Net Increase in Net Assets Resulting from Operations	$35,787,109	$9,656,051	$8,650,735	$38,842,656
* Foreign taxes withheld	$-	$-	$-	$6,387
See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed Risk Portfolio		Global Atlantic Balanced Managed Risk Portfolio
	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$2,750,672	$2,689,472	$1,483,976	$1,595,789
Net realized gain (loss)	8,173,579	(1,578,821)	6,158,421	(2,666,078)
Net change in unrealized appreciation (depreciation)	5,871,710	19,541,021	(981,684)	9,932,568
Net increase in net assets resulting from operations	16,795,961	20,651,672	6,660,713	8,862,279
From Distributions to Shareholders:
Total distributions paid	(2,689,473)	(23,002,928)	(1,595,811)	(1,253,987)
From Shares of Beneficial Interest:
Proceeds from shares sold	241,748	806,381	802,065	1,754,541
Reinvestment of distributions	2,689,473	23,002,928	1,595,811	1,253,987
Cost of shares redeemed	(33,758,700)	(29,230,971)	(20,679,841)	(14,621,819)
Net decrease in net assets from share transactions of beneficial interest	(30,827,479)	(5,421,662)	(18,281,965)	(11,613,291)
Total decrease in net assets	(16,720,991)	(7,772,918)	(13,217,063)	(4,004,999)
Net Assets:
Beginning of year	164,905,462	172,678,380	85,494,096	89,499,095
End of year	$148,184,471	$164,905,462	$72,277,033	$85,494,096
Share Activity:
Class II
Shares sold	23,056	70,791	67,448	157,787
Shares reinvested	235,712	2,460,206	128,178	118,974
Shares redeemed	(3,041,441)	(2,661,303)	(1,686,660)	(1,320,255)
Net decrease in shares of beneficial interest outstanding	(2,782,673)	(130,306)	(1,491,034)	(1,043,494)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Selects Managed Risk Portfolio		Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$4,246,280	$2,789,969	$2,570,579	$2,959,866
Net realized gain	18,126,945	521,858	25,385,329	10,101,367
Net change in unrealized appreciation (depreciation)	(6,521,553)	14,853,884	(14,752,124)	2,132,798
Net increase in net assets resulting from operations	15,851,672	18,165,711	13,203,784	15,194,031
From Distributions to Shareholders:
Total distributions paid	(2,789,968)	(1,444,840)	(12,308,726)	(12,906,543)
From Shares of Beneficial Interest:
Proceeds from shares sold	75,665	255,879	515,079	828,436
Reinvestment of distributions	2,789,968	1,444,840	12,308,726	12,906,543
Cost of shares redeemed	(34,575,822)	(28,714,801)	(39,813,329)	(31,446,761)
Net decrease in net assets from share transactions of beneficial interest	(31,710,189)	(27,014,082)	(26,989,524)	(17,711,782)
Total decrease in net assets	(18,648,485)	(10,293,211)	(26,094,466)	(15,424,294)
Net Assets:
Beginning of year	166,685,697	176,978,908	201,407,472	216,831,766
End of year	$148,037,212	$166,685,697	$175,313,006	$201,407,472
Share Activity:
Class II
Shares sold	6,653	25,109	35,684	58,119
Shares reinvested	236,639	146,834	855,962	1,005,966
Shares redeemed	(2,998,322)	(2,795,587)	(2,703,834)	(2,206,422)
Net decrease in shares of beneficial interest outstanding	(2,755,030)	(2,623,644)	(1,812,188)	(1,142,337)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Growth Managed Risk Portfolio		Global Atlantic Moderate Growth Managed Risk Portfolio
	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,460,946	$3,961,830	$1,455,603	$1,558,719
Net realized gain	31,976,444	7,906,149	9,008,403	1,519,069
Net change in unrealized appreciation (depreciation)	349,719	27,815,708	(807,955)	9,049,856
Net increase in net assets resulting from operations	35,787,109	39,683,687	9,656,051	12,127,644
From Distributions to Shareholders:
Total distributions paid	(9,342,837)	(17,148,808)	(2,382,899)	(3,318,334)
From Shares of Beneficial Interest:
Proceeds from shares sold	738,195	508,471	145,711	172,609
Reinvestment of distributions	9,342,837	17,148,808	2,382,899	3,318,334
Cost of shares redeemed	(67,602,546)	(49,089,665)	(17,661,782)	(17,707,219)
Net decrease in net assets from share transactions of beneficial interest	(57,521,514)	(31,432,386)	(15,133,172)	(14,216,276)
Total decrease in net assets	(31,077,242)	(8,897,507)	(7,860,020)	(5,406,966)
Net Assets:
Beginning of year	303,979,388	312,876,895	98,678,999	104,085,965
End of year	$272,902,146	$303,979,388	$90,818,979	$98,678,999
Share Activity:
Class II
Shares sold	51,669	42,495	10,944	14,953
Shares reinvested	656,098	1,479,621	181,762	305,837
Shares redeemed	(4,805,795)	(3,856,202)	(1,373,407)	(1,519,252)
Net decrease in shares of beneficial interest outstanding	(4,098,028)	(2,334,086)	(1,180,701)	(1,198,462)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Select Advisor Managed Risk Portfolio		Global Atlantic Wellington Research Managed Risk Portfolio
	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,415,077	$1,170,796	$3,621,866	$3,668,066
Net realized gain	5,467,393	303,223	43,977,462	14,848,194
Net change in unrealized appreciation (depreciation)	1,768,265	7,682,180	(8,756,672)	27,035,799
Net increase in net assets resulting from operations	8,650,735	9,156,199	38,842,656	45,552,059
From Distributions to Shareholders:
Total distributions paid	(1,170,792)	(6,929,505)	(13,092,046)	(2,239,646)
From Shares of Beneficial Interest:
Proceeds from shares sold	-	191,581	115,461	-
Reinvestment of distributions	1,170,792	6,929,505	13,092,046	2,239,646
Cost of shares redeemed	(15,573,158)	(12,247,238)	(69,592,999)	(61,406,238)
Net decrease in net assets from share transactions of beneficial interest	(14,402,366)	(5,126,152)	(56,385,492)	(59,166,592)
Total decrease in net assets	(6,922,423)	(2,899,458)	(30,634,882)	(15,854,179)
Net Assets:
Beginning of year	76,021,765	78,921,223	338,637,233	354,491,412
End of year	$69,099,342	$76,021,765	$308,002,351	$338,637,233
Share Activity:
Class II
Shares sold	-	16,815	8,135	-
Shares reinvested	94,724	695,036	903,523	185,555
Shares redeemed	(1,298,691)	(1,087,223)	(4,811,558)	(4,886,224)
Net decrease in shares of beneficial interest outstanding	(1,203,967)	(375,372)	(3,899,900)	(4,700,669)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic American Funds® Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$10.45	$10.85	$13.87	$12.62	$12.04
Income from investment operations:
Net investment income (a,b)	0.19	0.18	0.34	0.21	0.14
Net realized and unrealized gain (loss) (c)	0.95	1.06	(2.56)	1.19	1.06
Total income (loss) from investment operations	1.14	1.24	(2.22)	1.40	1.20
Less distributions from:
Net investment income	(0.20)	(0.39)	(0.24)	(0.15)	(0.18)
Net realized gains	-	(1.25)	(0.56)	-	(0.44)
Total distributions from net investment income and net realized gains	(0.20)	(1.64)	(0.80)	(0.15)	(0.62)
Net asset value, end of year	$11.39	$10.45	$10.85	$13.87	$12.62
Total return (d)	10.95%	13.27%	(15.94)%	11.12%	10.49%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$148,184	$164,905	$172,678	$232,531	$231,753
Ratio of net expenses to average net assets (e)	0.87%	0.87%	0.86%	0.85%	0.86%
Ratio of gross expenses to average net assets (e,f)	1.27%	1.27%	1.26%	1.25%	1.26%
Ratio of net investment income to average net assets (b,e)	1.74%	1.60%	2.85%	1.55%	1.18%
Portfolio turnover rate	11%	12%	41%	18%	35%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Balanced Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Net asset value, beginning of year	$11.65	$10.68	$13.88	$13.10		$12.51
Income from investment operations:
Net investment income (a,b)	0.23	0.20	0.15	0.12		0.13
Net realized and unrealized gain (loss) (c)	0.76	0.94	(2.25)	1.05		0.93
Total income (loss) from investment operations	0.99	1.14	(2.10)	1.17		1.06
Less distributions from:
Net investment income	(0.27)	(0.17)	(0.11)	(0.10)		(0.21)
Net realized gains	-	-	(0.99)	(0.29)		(0.26)
Total distributions from net investment income and net realized gains	(0.27)	(0.17)	(1.10)	(0.39)		(0.47)
Net asset value, end of year	$12.37	$11.65	$10.68	$13.88		$13.10
Total return (d)	8.46%	10.81%	(15.07)%	8.99%		8.78%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$72,277	$85,494	$89,499	$119,376		$82,774
Ratio of net expenses to average net assets (e)	0.92%	0.92%	0.91%	0.90%		0.92	% (f)
Ratio of gross expenses to average net assets (e,g)	0.92%	0.92%	0.91%	0.90%		0.92%
Ratio of net investment income to average net assets (b,e)	1.85%	1.83%	1.24%	0.90%		1.06%
Portfolio turnover rate	39%	74%	52%	82	% (h)	119%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Selects Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$10.88	$9.86	$12.46	$11.44	$10.49
Income from investment operations:
Net investment income (a,b)	0.31	0.17	0.08	0.33	0.15
Net realized and unrealized gain (loss) (c)	0.81	0.94	(2.01)	0.86	0.97
Total income (loss) from investment operations	1.12	1.11	(1.93)	1.19	1.12
Less distributions from:
Net investment income	(0.22)	(0.09)	(0.38)	(0.17)	(0.17)
Net realized gains	-	-	(0.29)	-	-
Total distributions from net investment income and net realized gains	(0.22)	(0.09)	(0.67)	(0.17)	(0.17)
Net asset value, end of year	$11.78	$10.88	$9.86	$12.46	$11.44
Total return (d)	10.28%	11.39%	(15.48)%	10.41%	10.82%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$148,037	$166,686	$176,979	$235,544	$241,835
Ratio of net expenses to average net assets (e)	0.92%	0.92%	0.91%	0.90%	0.91%
Ratio of gross expenses to average net assets (e,f)	0.92%	0.92%	0.91%	0.90%	0.91%
Ratio of net investment income to average net assets (b,e)	2.66%	1.64%	0.73%	2.73%	1.39%
Portfolio turnover rate	79%	78%	80%	93%	110%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Net asset value, beginning of year	$14.16		$14.11		$16.52		$14.25		$13.45
Income from investment operations:
Net investment income (a,b)	0.20		0.20		0.14		0.09		0.12
Net realized and unrealized gain (loss) (c)	0.78		0.79		(2.18)		2.31		0.87
Total income (loss) from investment operations	0.98		0.99		(2.04)		2.40		0.99
Less distributions from:
Net investment income	(0.25)		(0.17)		(0.11)		(0.13)		(0.19)
Net realized gains	(0.77)		(0.77)		(0.26)		-		-
Total distributions from net investment income and net realized gains	(1.02)		(0.94)		(0.37)		(0.13)		(0.19)
Net asset value, end of year	$14.12		$14.16		$14.11		$16.52		$14.25
Total return (d)	6.85%		7.77%		(12.33)%		16.87%		7.50%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$175,313		$201,407		$216,832		$284,598		$275,216
Ratio of net expenses to average net assets (e)	1.19%		1.19%		1.19%		1.18%		1.16%
Ratio of gross expenses to average net assets (e,f)	1.23%		1.23%		1.22%		1.20%		1.22%
Ratio of net investment income to average net assets (b,e)	1.34%		1.44%		0.96%		0.56%		0.91%
Portfolio turnover rate	28	% (g)	10	% (g)	21	% (g)	18	% (g)	24	% (g)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  The portfolio turnover rate excludes mortgage dollar roll transactions for years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020. If these were included in the calculation, the turnover percentage would be 59%, 34%, 58%, 59% and 77%, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Growth Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$13.01	$12.18	$14.77	$12.98	$12.32
Income from investment operations:
Net investment income (a,b)	0.16	0.16	0.13	0.10	0.10
Net realized and unrealized gain (loss) (c)	1.48	1.43	(2.28)	1.81	0.74
Total income (loss) from investment operations	1.64	1.59	(2.15)	1.91	0.84
Less distributions from:
Net investment income	(0.20)	(0.16)	(0.12)	(0.12)	(0.18)
Net realized gains	(0.28)	(0.60)	(0.32)	-	-
Total distributions from net investment income and net realized gains	(0.48)	(0.76)	(0.44)	(0.12)	(0.18)
Net asset value, end of year	$14.17	$13.01	$12.18	$14.77	$12.98
Total return (d)	12.56%	13.83%	(14.56)%	14.69%	7.00%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$272,902	$303,979	$312,877	$414,260	$412,126
Ratio of net expenses to average net assets (e)	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of gross expenses to average net assets (e,f)	0.92%	0.92%	0.91%	0.90%	0.91%
Ratio of net investment income to average net assets (b,e)	1.16%	1.30%	1.02%	0.73%	0.82%
Portfolio turnover rate	34%	54%	44%	32%	102%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.11	$11.14	$14.51	$13.18	$12.57
Income from investment operations:
Net investment income (a,b)	0.20	0.18	0.14	0.11	0.12
Net realized and unrealized gain (loss) (c)	1.07	1.20	(2.38)	1.46	0.86
Total income (loss) from investment operations	1.27	1.38	(2.24)	1.57	0.98
Less distributions from:
Net investment income	(0.22)	(0.16)	(0.13)	(0.13)	(0.19)
Net realized gains	(0.12)	(0.25)	(1.00)	(0.11)	(0.18)
Total distributions from net investment income and net realized gains	(0.34)	(0.41)	(1.13)	(0.24)	(0.37)
Net asset value, end of year	$13.04	$12.11	$11.14	$14.51	$13.18
Total return (d)	10.50%	12.82%	(15.38)%	11.91%	8.08%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$90,819	$98,679	$104,086	$141,182	$141,186
Ratio of net expenses to average net assets (e)	0.92%	0.92%	0.91%	0.90%	0.91%
Ratio of gross expenses to average net assets (e)	0.92%	0.92%	0.91%	0.90%	0.91	% (f)
Ratio of net investment income to average net assets (b,e)	1.51%	1.55%	1.11%	0.78%	0.94%
Portfolio turnover rate	35%	64%	48%	44%	110%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Select Advisor Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$11.13	$10.95	$14.48	$13.38	$13.23
Income from investment operations:
Net investment income (a,b)	0.23	0.17	0.22	0.13	0.16
Net realized and unrealized gain (loss) (c)	1.13	1.10	(2.53)	1.64	0.65
Total income (loss) from investment operations	1.36	1.27	(2.31)	1.77	0.81
Less distributions from:
Net investment income	(0.21)	(0.24)	(0.15)	(0.18)	(0.24)
Net realized gains	-	(0.85)	(1.07)	(0.49)	(0.42)
Total distributions from net investment income and net realized gains	(0.21)	(1.09)	(1.22)	(0.67)	(0.66)
Net asset value, end of year	$12.28	$11.13	$10.95	$14.48	$13.38
Total return (d)	12.17%	12.82%	(15.94)%	13.31%	6.61%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$69,099	$76,022	$78,921	$105,532	$108,112
Ratio of net expenses to average net assets (e)	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of gross expenses to average net assets (e,f)	1.27%	1.27%	1.26%	1.25%	1.26%
Ratio of net investment income to average net assets (b,e)	1.91%	1.54%	1.75%	0.90%	1.24%
Portfolio turnover rate	23%	19%	33%	17%	54%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Wellington Research Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Net asset value, beginning of year	$13.50		$11.90		$16.45		$15.23		$14.00
Income from investment operations:
Net investment income (a,b)	0.16		0.13		0.08		0.01		0.08
Net realized and unrealized gain (loss) (c)	1.50		1.56		(2.91)		1.86		1.46
Total income (loss) from investment operations	1.66		1.69		(2.83)		1.87		1.54
Less distributions from:
Net investment income	(0.18)		(0.09)		(0.02)		(0.09)		(0.14)
Net realized gains	(0.44)		-		(1.70)		(0.56)		(0.17)
Total distributions from net investment income and net realized gains	(0.62)		(0.09)		(1.72)		(0.65)		(0.31)
Net asset value, end of year	$14.54		$13.50		$11.90		$16.45		$15.23
Total return (d)	12.33%		14.27%		(17.13)%		12.38%		11.16%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$308,002		$338,637		$354,491		$485,474		$455,842
Ratio of net expenses to average net assets (e)	1.19%		1.19%		1.19%		1.20%		1.21%
Ratio of gross expenses to average net assets (e)	1.23%		1.23%		1.22%		1.20%		1.22	% (f)
Ratio of net investment income to average net assets (b,e)	1.13%		1.07%		0.54%		0.09%		0.54%
Portfolio turnover rate	0.85	% (g)	90	% (g)	80	% (g)	91	% (g,h)	85	% (g)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, and December 31, 2020. If these were included in the calculation the turnover percentage would be 102%, 114%, 165%, 162%, and 116%, respectively.

(h)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic PIMCO Tactical Allocation Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Notes to Financial Statements

December 31, 2024

1.  ORGANIZATION

As of December 31, 2024, the Global Atlantic Portfolios were comprised of sixteen different actively managed portfolios, eight of which are discussed in this report (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Portfolio	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Selects Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.

Each Portfolio is diversified. Certain of the Portfolios operate as "fund of funds." A "fund of funds" typically invests in multiple underlying funds and its level of interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by separate accounts of Forethought Life Insurance Company ("FLIC"). The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

As of December 31, 2024, the Portfolios offered Class II shares at net asset value.

References herein to a Portfolio's investment in a particular instrument include direct and indirect investments through investment companies such as open-end funds (mutual funds, exchange traded funds and variable insurance trusts) and closed-end funds, as applicable.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities are valued on the basis of

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December 31, 2024

valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Forward currency contracts are valued at the forward currency contract rates, determined at 11:00 am Eastern Time or the nearest time prior to the close of the New York Stock Exchange. Exchange listed swaps are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Other swaps are valued by a pricing service provider covering the specific type of swap.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the "Underlying Fund" or "Underlying Funds"). Each Underlying Fund is valued at its respective net asset value as reported by such investment company (except exchange-traded funds ("ETFs")). ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods approved by each Underlying Fund's board of trustees.

Illiquid Investments – Pursuant to Rule 22e-4 under the 1940 Act ("Rule 22e-4"), a Portfolio may not acquire any "illiquid investment" if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An "illiquid investment" is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees ("Board") has approved the designation of Global Atlantic Investment Advisors, LLC (the "Adviser"), investment adviser to the Portfolios, to administer the Trust's liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., they have not been registered under the Securities Act of 1933) and securities that are otherwise not readily marketable (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers). These investments will be valued at their fair value, as outlined below.

Valuation Designee and Valuation Process – Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Portfolios' Valuation Designee (the "Designee"). The Designee is responsible for establishing fair value when the price of a security is not readily available or deemed unreliable. Such investments will be valued at their fair market value as determined using the valuation procedures established by the Designee and approved by the Board. The Adviser carries out its designated activities through the Adviser's Fair Value Committee.

In accordance with the valuation procedures, fair value determinations are required for, among others, the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio's calculation of its net asset value ("NAV"); and (v) mutual funds that do not provide timely NAV information. Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Adviser's or Sub-Adviser's valuation based on the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Designee shall determine the fair value of restricted or illiquid securities using certain factors, such as, but not limited to: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration

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December 31, 2024

of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security's embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all its investments on a recurring basis. US GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2024 for each Portfolio's investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$128,708,722	$-	$-	$128,708,722
Mutual Funds	12,485,993	-	-	12,485,993
Short-Term Investments	7,036,926	-	-	7,036,926
Total	$148,231,641	$-	$-	$148,231,641

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$69,077,964	$-	$-	$69,077,964
Short-Term Investments	3,212,323	-	-	3,212,323
Total	$72,290,287	$-	$-	$72,290,287

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December 31, 2024

Global Atlantic BlackRock Selects Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$108,596,013	$-	$-	$108,596,013
Variable Insurance Trusts	30,631,905	-	-	30,631,905
Short-Term Investments	8,952,672	-	-	8,952,672
Total	$148,180,590	$-	$-	$148,180,590

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$124,068,004	$7	$-	$124,068,011
Corporate Bonds and Notes	-	17,033,676	-	17,033,676
Agency Mortgage Backed Securities	-	15,178,124	-	15,178,124
U.S. Treasury Securities and Agency Bonds	-	6,921,398	-	6,921,398
Asset Backed and Commercial Backed Securities	-	5,900,301	-	5,900,301
Mutual Funds	1,590,843	-	-	1,590,843
Municipal Bonds	-	562,303	-	562,303
Sovereign Debts	-	238,078	-	238,078
Preferred Stocks	-	48	-	48
Short-Term Investments	9,850,060	-	-	9,850,060
Futures Contracts*	48,722	-	-	48,722
Swap Contracts	-	39,365	-	39,365
Total	$135,557,629	$45,873,300	$-	$181,430,929
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$8,678	$-	$-	$8,678
Swap Contracts	-	2,136	-	2,136
Total	$8,678	$2,136	$-	$10,814

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$261,933,434	$-	$-	$261,933,434
Short-Term Investments	10,714,430	-	-	10,714,430
Futures Contracts*	30,458	-	-	30,458
Total	$272,678,322	$-	$-	$272,678,322
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$10,855	$-	$-	$10,855
Total	$10,855	$-	$-	$10,855

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$86,413,746	$-	$-	$86,413,746
Short-Term Investments	4,534,402	-	-	4,534,402
Total	$90,948,148	$-	$-	$90,948,148

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Notes to Financial Statements (Continued)

December 31, 2024

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$53,976,766	$-	$-	$53,976,766
Exchange-Traded Funds	11,641,845	-	-	11,641,845
Short-Term Investments	3,482,443	-	-	3,482,443
Total	$69,101,054	$-	$-	$69,101,054

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$191,109,630	$-	$-	$191,109,630
Corporate Bonds and Notes	-	22,479,973	-	22,479,973
U.S. Treasury Securities	-	45,572,394	-	45,572,394
Agency and Mortgage Backed Securities	-	28,190,678	-	28,190,678
Asset Backed and Commercial Backed Securities	-	6,922,594	-	6,922,594
Exchange-Traded Funds	1,105,933	-	-	1,105,933
Municipal Bonds	-	1,229,486	-	1,229,486
Short-Term Investments	14,892,282	-	-	14,892,282
Sovereign Debts	-	604,416	-	604,416
Futures Contracts*	15,133	-	-	15,133
Total	$207,122,978	$104,999,541	$-	$312,122,519
Liabilities	Level 1	Level 2	Level 3	Total
Forward Sales Contracts	$-	$2,355,742	$-	$2,355,742
Total	$-	$2,355,742	$-	$2,355,742

*  Net unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

The Portfolios did not hold any Level 3 securities during the year ended December 31, 2024.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount calculated using constant yield to maturity or effective yield. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios may maintain deposits with a financial institution which could be an amount that is in excess of federally insured limits. The Portfolios have not experienced any losses on their accounts.

Federal Income Tax – It is each Portfolio's policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

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Notes to Financial Statements (Continued)

December 31, 2024

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained, assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio's 2022 and 2023 tax returns, or is expected to be taken in each Portfolio's 2024 tax return. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the Adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and change in unrealized gain or loss on foreign currency translations.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency contracts in order to hedge against foreign currency exchange rate risks. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$5,233	$(13,461)

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right, but not the obligation, to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right, but not the obligation, to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder

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Notes to Financial Statements (Continued)

December 31, 2024

who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the securities included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, but not the obligation, to buy in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold, and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios' volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	Equity	$(549,373)	$-
Global Atlantic Balanced Managed Risk Portfolio	Equity	(526,362)	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	Equity	(1,087,120)	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Equity	(1,895,563)	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	(16,406)	15,166
Global Atlantic Growth Managed Risk Portfolio	Equity	(5,457,085)	19,603
Global Atlantic Moderate Growth Managed Risk Portfolio	Equity	(986,820)	-
Global Atlantic Select Advisor Managed Risk Portfolio	Equity	(388,488)	-
Global Atlantic Wellington Research Managed Risk Portfolio	Equity	(2,144,613)	-
Global Atlantic Wellington Research Managed Risk Portfolio	Interest Rate	37,243	(38,875)

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Notes to Financial Statements (Continued)

December 31, 2024

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter ("OTC") swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" (i.e., the return or increase in value of a particular dollar amount invested in a "basket" of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps ("CDS"). CDS are two-party contracts that transfer credit exposure between the parties. One party (the "buyer") receives credit protection and the other party (the "seller") takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller's commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally cleared or bi-laterally traded. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on the trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract's remaining life, to the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing do not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

For the year ended December 31, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap agreements by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	$-	$(3,490)
	Credit	(20,076)	17,699

Swaption Transactions – Certain Portfolios may enter into swaption transactions. A swaption, also known as a swap option, refers to an option to enter into an interest rate swap or other type of swap. In exchange for an options premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities – The following tables present certain of the Portfolios' asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2024.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Citibank NA	$39,365	$(2,136)	$37,229	$-	$37,229	$2,136	$(2,136)	$-	$-	$-
JP Morgan Securities LLC	48,722	(8,678)	40,044	-	40,044	8,678	(8,678)	-	-	-
Total	$88,087	$(10,814)	$77,273	$-	$77,273	$10,814	$(10,814)	$-	$-	$-

Global Atlantic Growth Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$30,458	$(10,855)	$19,603	$-	$19,603	$10,855	$(10,855)	$-	$-	$-
	$30,458	$(10,855)	$19,603	$-	$19,603	$10,855	$(10,855)	$-	$-	$-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

Global Atlantic Wellington Research Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
JP Morgan Chase Bank	$15,133	$-	$15,133	$-	$15,133	$-	$-	$-	$-	$-
Total	$15,133	$-	$15,133	$-	$15,133	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Impact of Derivatives on the Statements of Assets and Liabilities – The following table presents a summary of the location of derivative investments categorized by primary risk exposure on the Portfolios' Statements of Assets and Liabilities as of December 31, 2024:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$48,722	$-	$-	$48,722
Unrealized appreciation on Swap Contracts	-	32,301	7,064	-	39,365
Liabilities
Unrealized depreciation on Futures Contracts	-	(8,678)	-	-	(8,678)
Unrealized depreciation on Swap Contracts	-	-	(2,136)	-	(2,136)
Total	$-	$72,345	$4,928	$-	$77,273

Global Atlantic Growth Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$30,458	$-	$-	$-	$30,458
Liabilities
Unrealized depreciation on Futures Contracts	(10,855)	-	-	-	(10,855)
Total	$19,603	$-	$-	$-	$19,603

Global Atlantic Wellington Research Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$15,133	$-	$-	$15,133

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

The notional value of the derivative instruments outstanding as of December 31, 2024, as disclosed in the Portfolios of Investments, and the amounts of realized and unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios. In addition, for the year ended December 31, 2024, the relevant values of each derivative type were as follows:

	Average Number of Contracts or Notional Amounts*
Fund	Long Futures Contracts	Long Futures Notional Value	Short Futures Contracts		Short Futures Notional Value	Forward Contracts Notional Value**	Swap Agreements Notional Value**	Swaptions Notional Value**
Global Atlantic American Funds® Managed Risk Portfolio	-	$-	-		$-	$-	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	-	-	1		118,825	-	-	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	-	1		109,973	-	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	21	3,620,088	14		1,658,245	111,116	868,800	-
Global Atlantic Growth Managed Risk Portfolio	-	-	12		2,494,468	-	-	-
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	1		114,483	-	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	-	-	-	***	30,560	-	-	-
Global Atlantic Wellington Research Managed Risk Portfolio	3	467,313	8		936,604	-	-	-

*  Amounts disclosed represent average month-end number of contracts or notional amounts held for the fiscal year ended December 31, 2024, which is indicative volume for these derivative types.

**  Based on absolute values.

***  Average month-end number of contracts rounds to less than 1.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer. A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate value of all collateral exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board. A short sale is "against the box" to the extent the Portfolio contemporaneously owns or has the right to obtain at no added cost, securities identical to those sold short.

As of December 31, 2024, the Portfolios did not hold any short sales of securities.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs' operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT's manager, changes to tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio's investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio may estimate the source of REIT distributions for accounting purposes and make adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2024, cost of purchases and proceeds from sales of portfolio securities, other than short- term investments, were as follows:

	Purchases (Excluding U.S. Government Securities)	Purchases U.S. Government Securities	Sales (Excluding U.S. Government Securities)	Sales U.S. Government Securities
Global Atlantic American Funds® Managed Risk Portfolio	$17,050,000	$-	$46,271,661	$-
Global Atlantic Balanced Managed Risk Portfolio	29,575,566	-	47,718,219	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	120,973,893	-	153,136,374	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	28,541,505	82,693,469	60,119,994	87,126,328
Global Atlantic Growth Managed Risk Portfolio	95,592,604	-	162,000,681	-
Global Atlantic Moderate Growth Managed Risk Portfolio	32,514,955	-	49,423,616	-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

	Purchases (Excluding U.S. Government Securities)	Purchases U.S. Government Securities	Sales (Excluding U.S. Government Securities)	Sales U.S. Government Securities
Global Atlantic Select Advisor Managed Risk Portfolio	$16,469,027	$-	$28,540,165	$-
Global Atlantic Wellington Research Managed Risk Portfolio	192,161,548	128,764,254	261,493,063	125,188,536

During the year ended December 31, 2024, the Global Atlantic Wellington Research Managed Risk Portfolio sold securities to Funds that are affiliated with each of the Fund's Investment Sub-Adviser, Wellington Management Company LLP. These transactions complied with Rule 17a-7 under the 1940 Act. The transactions were as follows:

Selling Fund	Net Proceeds	Net Realized Gain
Global Atlantic Wellington Research Managed Risk Portfolio	$735,630	$440,523

During the year ended December 31, 2024, the Global Atlantic Wellington Research Managed Risk Portfolio sold a security that was executed with an affiliated broker. The commission paid to the broker to execute this transaction was usual and customary and this transaction complied with Rule 17e-1 under the 1940 Act. The details of this transaction were as follows:

Security Name	Trade Date	Settle Date	Transaction	Quantity	Price	Commission	Proceeds
Flowserve Corp	12/3/2024	12/4/2024	Sell	959	$60.99	$19.18	$58,467

4.  AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios' investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Advisors LLC Milliman Financial Risk Management, LLC
Global Atlantic Balanced Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic BlackRock Selects Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisers, Inc. Milliman Financial Risk Management, LLC
Global Atlantic Growth Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Advisors LLC Milliman Financial Risk Management, LLC
Global Atlantic Wellington Research Managed Risk Portfolio	Wellington Management Company LLP Milliman Financial Risk Management, LLC

The Bank of New York Mellon serves as the Administrator, Fund Accountant and Custodian for the Portfolios and BNY Mellon Investment Servicing (US) Inc. (together with The Bank of New York Mellon, "BNYM") serves as the Transfer Agent for the Portfolios.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

Pursuant to an investment advisory agreement between the Trust, on behalf of the Portfolios and the Adviser (the "Advisory Agreement"), the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio for the year ended December 31, 2024.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Balanced Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Select Advisor Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Wellington Research Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

*  Calculated daily based on the average daily net assets.

During the year ended December 31, 2024, with respect to each Portfolio, the Adviser contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio's shares listed below ("Waiver Agreements"). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Board, on 60 days' written notice to the Adviser.

Portfolio	Operating Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.87%	May 1, 2025
Global Atlantic Balanced Managed Risk Portfolio	0.92%	May 1, 2025
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.94%	May 1, 2025
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.19%	May 1, 2025
Global Atlantic Growth Managed Risk Portfolio	0.88%	May 1, 2025
Global Atlantic Moderate Growth Managed Risk Portfolio	0.92%	May 1, 2025
Global Atlantic Select Advisor Managed Risk Portfolio	0.64%	May 1, 2025
Global Atlantic Wellington Research Managed Risk Portfolio	1.19%	May 1, 2025

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. These waivers are not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of underlying funds in which the Global Atlantic Select Advisor Managed Risk Portfolio invests. This compensation may create a conflict of interest for the Adviser in the selection of underlying funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of the compensation received from managers of underlying funds. The minimum amount of this waiver, until at least May 1, 2025, for the Portfolio is 0.14% and is based on estimated amounts expected to be received during the current fiscal year. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser's estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

For the year ended December 31, 2024, the Adviser waived, reimbursed, or recaptured fees as follows:

	Investment Advisory Fee Waiver	Investment Advisory Fee Reimbursed	Investment Advisory Fee Recaptured	Total
Global Atlantic American Funds® Managed Risk Portfolio	$634,392	$-	$-	$634,392
Global Atlantic Balanced Managed Risk Portfolio	3,167	-	-	3,167
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	-	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	73,812	-	-	73,812
Global Atlantic Growth Managed Risk Portfolio	120,900	-	-	120,900
Global Atlantic Moderate Growth Managed Risk Portfolio	2,903	-	-	2,903
Global Atlantic Select Advisor Managed Risk Portfolio	466,042	-	-	466,042
Global Atlantic Wellington Research Managed Risk Portfolio	136,872	-	-	136,872

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the Portfolio's operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Adviser may recapture the following amounts by the following dates:

	December 31, 2025	December 31, 2026	December 31, 2027
Global Atlantic American Funds® Managed Risk Portfolio	$-	$-	$1,577
Global Atlantic Balanced Managed Risk Portfolio	-	385	3,167
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	66,940	82,060	73,812
Global Atlantic Growth Managed Risk Portfolio	112,196	116,741	120,900
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	2,903
Global Atlantic Select Advisor Managed Risk Portfolio	27,211	25,457	26,086
Global Atlantic Wellington Research Managed Risk Portfolio	135,879	142,076	136,871

The following amounts expired unrecouped as of the date listed below:

December 31, 2024
Global Atlantic American Funds® Managed Risk Portfolio	$-
Global Atlantic Balanced Managed Risk Portfolio	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	61,783
Global Atlantic Growth Managed Risk Portfolio	73,227
Global Atlantic Moderate Growth Managed Risk Portfolio	-
Global Atlantic Select Advisor Managed Risk Portfolio	12,758
Global Atlantic Wellington Research Managed Risk Portfolio	8,719

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio's Class II shares and, for the year ended December 31, 2024, was paid to Global Atlantic Distributors, LLC ("GAD") to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios' shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

For the year ended December 31, 2024, the Portfolios expensed the following distribution fees:

Fees Paid
Global Atlantic American Funds® Managed Risk Portfolio	$395,509
Global Atlantic Balanced Managed Risk Portfolio	200,369
Global Atlantic BlackRock Selects Managed Risk Portfolio	398,526
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	479,284
Global Atlantic Growth Managed Risk Portfolio	744,513
Global Atlantic Moderate Growth Managed Risk Portfolio	240,203
Global Atlantic Select Advisor Managed Risk Portfolio	184,895
Global Atlantic Wellington Research Managed Risk Portfolio	824,422

For the year ended December 31, 2024, the Trustees received fees in the amounts as follows:

Fees Received
Global Atlantic American Funds® Managed Risk Portfolio	$18,764
Global Atlantic Balanced Managed Risk Portfolio	9,612
Global Atlantic BlackRock Selects Managed Risk Portfolio	18,945
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	22,821
Global Atlantic Growth Managed Risk Portfolio	35,135
Global Atlantic Moderate Growth Managed Risk Portfolio	11,341
Global Atlantic Select Advisor Managed Risk Portfolio	8,740
Global Atlantic Wellington Research Managed Risk Portfolio	39,022

Foreside Fund Officer Services, LLC ("Foreside", d/b/a ACA Group) provides compliance and financial control services for the Portfolios pursuant to a written agreement with the Trust, on behalf of the Portfolios, including providing the Principal Financial Officer / Principal Accounting Officer to the Portfolios. The Portfolios pay Foreside an annual basis-point fee based on the Portfolio's daily net assets, subject to a fee minimum, and reimburses for certain expenses incurred on behalf of the Portfolios. Total fees paid to Foreside pursuant to these agreements are reflected as "Regulatory and Compliance" fees on the Statement of Operations.

5.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2024, Forethought Life Insurance Company Separate Account A owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – FLIC, certain accounts or the Adviser's affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

6.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

As of December 31, 2024, the aggregate cost of investments for federal income tax purposes, the gross unrealized appreciation and depreciation and the aggregated net unrealized appreciation (depreciation) on investments were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	$133,104,251	$26,700,542	$(11,573,152)	$15,127,390
Global Atlantic Balanced Managed Risk Portfolio	59,095,369	16,258,006	(3,063,088)	13,194,918
Global Atlantic BlackRock Selects Managed Risk Portfolio	133,591,472	17,710,964	(3,121,846)	14,589,118
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	117,591,715	67,653,913	(3,902,786)	63,751,127
Global Atlantic Growth Managed Risk Portfolio	176,325,626	100,869,052	(4,546,814)	96,322,238
Global Atlantic Moderate Growth Managed Risk Portfolio	68,176,268	25,830,119	(3,058,239)	22,771,880
Global Atlantic Select Advisor Managed Risk Portfolio	56,757,108	14,665,432	(2,321,487)	12,343,945
Global Atlantic Wellington Research Managed Risk Portfolio	244,039,605	77,470,877	(9,403,096)	68,067,781

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2024 and 2023 were as follows:

For fiscal year ended 12/31/2024	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$2,689,473	$-	$-	$2,689,473
Global Atlantic Balanced Managed Risk Portfolio	1,595,811	-	-	1,595,811
Global Atlantic BlackRock Selects Managed Risk Portfolio	2,789,968	-	-	2,789,968
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	3,042,428	9,266,298	-	12,308,726
Global Atlantic Growth Managed Risk Portfolio	3,961,817	5,381,020	-	9,342,837
Global Atlantic Moderate Growth Managed Risk Portfolio	1,558,717	824,182	-	2,382,899
Global Atlantic Select Advisor Managed Risk Portfolio	1,170,792	-	-	1,170,792
Global Atlantic Wellington Research Managed Risk Portfolio	3,815,420	9,276,626	-	13,092,046
For fiscal year ended 12/31/2023	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$5,500,719	$17,502,209	$-	$23,002,928
Global Atlantic Balanced Managed Risk Portfolio	1,253,987	-	-	1,253,987
Global Atlantic BlackRock Selects Managed Risk Portfolio	1,444,840	-	-	1,444,840
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,371,539	10,535,004	-	12,906,543
Global Atlantic Growth Managed Risk Portfolio	3,553,450	13,595,358	-	17,148,808
Global Atlantic Moderate Growth Managed Risk Portfolio	1,298,429	2,019,905	-	3,318,334
Global Atlantic Select Advisor Managed Risk Portfolio	1,543,184	5,386,321	-	6,929,505
Global Atlantic Wellington Research Managed Risk Portfolio	2,239,646	-	-	2,239,646

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

As of December 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post October Loss and Late Year Loss	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Defecits)
Global Atlantic American Funds® Managed Risk Portfolio	$2,750,663	$5,900,386	$-	$-	$15,127,390	$23,778,439
Global Atlantic Balanced Managed Risk Portfolio	1,483,973	195,659	-	-	13,194,918	14,874,550
Global Atlantic BlackRock Selects Managed Risk Portfolio	4,246,268	8,704,243	-	-	14,589,118	27,539,629
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,650,183	25,164,279	-	-	63,778,677	91,593,139
Global Atlantic Growth Managed Risk Portfolio	8,518,984	27,035,472	-	-	96,322,238	131,876,694
Global Atlantic Moderate Growth Managed Risk Portfolio	3,341,384	7,223,304	-	-	22,771,880	33,336,567
Global Atlantic Select Advisor Managed Risk Portfolio	1,511,591	4,963,578	-	-	12,343,945	18,819,114
Global Atlantic Wellington Research Managed Risk Portfolio	10,320,000	36,188,842	-	-	68,105,174	114,614,016

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on passive foreign investment companies, open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) and unrealized derivative gains (losses) in the amount of $27,550 and $37,393 for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio, respectively.

During the year ended December 31, 2024, the following Portfolios utilized capital loss carryforwards:

Utilized
Global Atlantic American Funds® Managed Risk Portfolio	$1,913,403
Global Atlantic Balanced Managed Risk Portfolio	6,181,163
Global Atlantic BlackRock Selects Managed Risk Portfolio	8,322,655
Global Atlantic Select Advisor Managed Risk Portfolio	355,032

8.  NEW ACCOUNTING PRONOUNCEMENTS

In this reporting period, the Portfolios adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect the Portfolios' financial position or their results of operations. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity's overall performance and to assess its potential future cash flows. The Adviser acts as the Portfolios' chief operating decision maker (CODM) assessing performance and making decisions about resource allocation. The CODM has determined that each Portfolio has a single operating segment based on the fact that the CODM monitors the operating results of each Portfolio as a whole and the Portfolios' long-term strategic asset allocation is pre-determined in accordance with the terms of their respective prospectus, based on a defined investment strategy which is executed by the Portfolios' portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in each Portfolio's Portfolio of Investments, Statements of Changes in Net Assets and Financial Highlights.

9.  OTHER RISKS

The Portfolios' risks include, but are not limited to, the following:

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the perception (whether by market participants, rating agencies, pricing services or otherwise) that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser and/or Underlying Fund manager or the rating agencies than such securities actually do. These risks are heightened in market environments where interest rates are rising.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of many standardized OTC derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis.

Exchange-Traded Funds Risk – The Portfolios may invest in ETFs. Investments in underlying ETFs typically present the same risks as investments in conventional Underlying Funds. In addition, disruptions to the creations and redemptions process through which market makers directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF's underlying portfolio holdings, may result in the ETF's shares trading at significantly above (at a premium to) or below (at a discount to) net asset value, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF's underlying holdings. An ETF's shares could also trade at a premium or discount to net asset value when an ETF's underlying securities trade on a foreign exchange that is closed when the securities exchange on which the ETF trades is open. The current price of the ETF's underlying securities and the last quoted price for the underlying security are likely to deviate in such circumstances. There can be no assurance that an active trading market for an ETF's shares will develop or be maintained. Trading may be halted, for example, due to market conditions. Because the value of ETF shares depends on the demand in the market, a Portfolio's holdings may not be able to be liquidated at the most optimal time, adversely affecting performance.

There can be no assurance that an ETF's investment objectives will be achieved. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2024

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. Local, regional or global events such as war, military conflict, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, increased government spending, social unrest or other events could also have a significant impact on a Portfolio and its investments. The market prices of securities may also be negatively impacted by trading activity and investor interest, including interest driven by factors unrelated to market conditions or financial performance. In these circumstances, the value of a Portfolio's investments, particularly any short positions or exposures, may fluctuate dramatically.

A Portfolio may experience a substantial or complete loss on any individual security.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact Portfolio investments. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets.

10.  SUBSEQUENT EVENTS

The Portfolios evaluated subsequent events from December 31, 2024 through the date these financial statements were issued. There were no significant events that would have a material impact on the Portfolios' financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, and Global Atlantic Wellington Research Managed Risk Portfolio (the "Portfolios"), each a series of Forethought Variable Insurance Trust, as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2024, the results of their operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Portfolios' financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 23, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Portfolios' auditor since 2023.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 25, 2025

Global Atlantic Portfolios

Supplemental Information

December 31, 2024 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio.

At an in-person meeting held on November 7, 2024, the Board of Trustees (the "Trustees" or the "Board") of Forethought Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered the renewal of: (i) the existing investment advisory agreement between Global Atlantic Investment Advisors, LLC (the "Adviser") and the Trust, on behalf of each of Global Atlantic American Funds® Managed Risk Portfolio ("GA American"), Global Atlantic Balanced Managed Risk Portfolio ("GA Balanced"), Global Atlantic BlackRock Selects Managed Risk Portfolio ("GA BlackRock Selects"), Global Atlantic Franklin Dividend and Income Managed Risk Portfolio ("GA Franklin"), Global Atlantic Growth Managed Risk Portfolio ("GA Growth"), Global Atlantic Moderate Growth Managed Risk Portfolio ("GA Moderate Growth"), Global Atlantic Select Advisor Managed Risk Portfolio ("GA Select Advisor") and Global Atlantic Wellington Research Managed Risk Portfolio ("GA Wellington") (each a "Portfolio" and collectively the "Portfolios") (the "Advisory Agreement"); (ii) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA Balanced, GA BlackRock Selects, GA Growth and GA Moderate Growth, and BlackRock Investment Management, LLC ("BIM"); (iii) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA Franklin, and Franklin Advisers, Inc. ("Franklin"); (iv) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA American, GA Balanced, GA BlackRock Selects, GA Franklin, GA Growth, GA Moderate Growth, GA Select Advisor and GA Wellington, and Milliman Financial Risk Management LLC ("Milliman"); (v) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA Wellington, and Wellington Management Company LLP ("Wellington"); and (vi) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA American and GA Select Advisor, and Wilshire Advisors LLC ("Wilshire" and together with BIM, Franklin, Milliman and Wellington the "Sub-Advisers") (collectively the sub-advisory agreements listed in items (ii) through (vi) above, the "Sub-Advisory Agreements").

To discuss and review the materials relating to the proposed renewal of the Advisory Agreement and Sub-Advisory Agreements (collectively, the "Agreements") in advance of the November 7, 2024 meeting, the Independent Trustees met via videoconference on October 31, 2024 with independent counsel to the Independent Trustees ("Independent Counsel") and with representatives of the Adviser in attendance and counsel to the Trust ("Trust Counsel").

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on October 31, 2024, the Independent Trustees requested additional information on certain items and the Adviser provided such information prior to the November 7, 2024 meeting. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the renewal of the Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board's consideration of the Gartenberg factors with respect to each Portfolio including the nature, quality and extent of the services provided by the Adviser and each Sub-Adviser, the fees and expenses of each Portfolio, the performance of each Portfolio, whether each Portfolio and its shareholders had benefitted from any economies of scale and the profitability realized by the Adviser and each respective Sub-Adviser with respect to each Portfolio and the enterprise as a whole. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received presentations concerning the services provided under the Agreements from personnel of the Adviser at the meetings. Prior to voting on the renewal of the Agreements at the November 7, 2024 meeting, the Independent Trustees met in executive session with Independent Counsel and Trust Counsel present.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Agreements.

Nature, Extent, and Quality of Services. The Trustees noted that they were generally satisfied with the nature, extent and quality of the services provided by the Adviser and Sub-Advisers.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

Performance. The Trustees requested and reviewed information regarding the investment performance of the Portfolios over 1-year, 3-year and since inception periods as compared to their respective benchmark indices and peer groups. The Trustees noted that they were generally satisfied with the Adviser's and Sub-Advisers' investment performance.

Fees and Expenses. The Trustees reviewed the Portfolios' fees and expenses, including the fees paid to the Adviser and Sub-Advisers. The Trustees also reviewed the advisory fees and total expenses of each Portfolio as compared to the Portfolio's peer group and Morningstar category. The Trustees concluded that the advisory fee charged to each Portfolio and the sub-advisory fee paid by the Adviser to each Sub-Adviser, as applicable, were not unreasonable in light of the services provided to each respective Portfolio.

Profitability. The Trustees noted that, based on information received from the Adviser regarding a per Portfolio analysis of the profitability of each Portfolio to the Adviser, they: (i) concluded that the profitability levels for the Adviser were not excessive; and (ii) considered that the sub-advisory fees were negotiated by the Adviser at arm's length. The Trustees also noted that they would continue to monitor the Adviser's profitability in the future.

Economies of Scale. The Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Portfolio's shareholders. The Trustees also noted that they would continue to monitor each Portfolio's growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees noted that they had considered other benefits to the Adviser or Sub-Advisers and their respective affiliates from their relationships with the applicable Portfolios and that they would continue to consider these benefits in connection with future annual renewals.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of counsel, the Trustees, including all of the Independent Trustees voting separately, unanimously concluded that renewing the Advisory Agreement and Sub-Advisory Agreements was in the best interests of each Portfolio and its shareholders. The Trustees noted that, in considering the Agreements, they did not identify any one factor as all important and each Trustee may have afforded different weight to the various factors.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on or through the Portfolios' website at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/ and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Portfolio's Form N-PORT is available: (i) on the SEC's website at http://www.sec.gov; and (ii) on the Portfolios' website at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/. Each Portfolio will post to https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/ a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month. Each Portfolio's portfolio holdings will remain available on the website noted above at least until the next monthly update.

INVESTMENT ADVISER

Global Atlantic Investment Advisors, LLC
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ADMINISTRATOR

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INVESTMENT SUB-ADVISERS

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540-6455

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403

Wilshire Advisors LLC
1299 Ocean Avenue, Suite700
New York, NY 10282

Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

(b)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file the information required by Item 13 of Form N-1A.

This information is disclosed as part of the financial statements included in Item 7 (a).

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is disclosed as part of the financial statements included in Item 7 (a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is disclosed as part of the financial statements included in Item 7 (a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Forethought Variable Insurance Trust

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date: February 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric D. Todd
Eric D. Todd, President
(Principal Executive Officer)

Date: February 28, 2025

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date: February 28, 2025

* Print the name and title of each signing officer under his or her signature.